                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                                    SPSS Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:


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(2)      Aggregate number of securities to which transaction applies:


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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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(4)      Proposed maximum aggregate value of transaction:


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(5)      Total fee paid:


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[ ] Fee paid previously with preliminary materials.


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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


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(1)      Amount Previously Paid:


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(2)      Form, Schedule or Registration Statement No.:


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(4)      Date Filed:


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

                                                                     (SPSS LOGO)

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders (the "Annual Meeting") of SPSS Inc. ("SPSS" or the "Company"). The Annual Meeting will be held at the headquarters of SPSS at 233 South Wacker Drive, Chicago, Illinois 60606, on Thursday, April 27, 2006, at 10:00 a.m., local time.

     At the Annual Meeting, you will be asked (a) to consider and vote to elect two directors to hold office for a three-year term, (b) to consider and vote to approve the Second Amended and Restated 2002 Equity Incentive Plan, (c) to ratify the appointment of Grant Thornton LLP as independent auditors of SPSS for fiscal year 2006, and (d) to transact any other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The Company's Board of Directors (the "Board") unanimously recommends that the Company's stockholders vote OR all of the nominees for election to the Board, FOR approval of the Second Amended and Restated 2002 Equity Incentive Plan and FOR ratification of the appointment of Grant Thornton LLP as independent auditors of SPSS for the fiscal year 2006.

     In the materials accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Proxy Statement relating to the proposals you will be asked to consider and vote upon at the Annual Meeting, and a Proxy Card. The Proxy Statement includes general information regarding SPSS as well as additional information relating to the specific proposals you will be asked to consider and vote upon at the Annual Meeting. Also included with the proxy materials is the Company's Annual Report on Form 10-K for fiscal year 2005.

     All stockholders are invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign and date the Proxy Card and promptly return it to SPSS in the enclosed envelope provided for that purpose. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your Proxy Card. It is important that your shares be represented and voted at the Annual Meeting.

                                          Sincerely,

                                          /s/ JACK NOONAN
                                          Jack Noonan
                                          CEO and President

March 28, 2006

                                                                     (SPSS LOGO)

                                   SPSS INC.
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 2006

     The 2006 Annual Meeting of Stockholders (the "Annual Meeting") of SPSS Inc. ("SPSS" or the "Company") will be held at the headquarters of SPSS at 233 South Wacker Drive, Chicago, Illinois 60606, on Thursday, April 27, 2006 at 10:00 a.m., local time, for the following purposes:

     (1) To consider and vote to elect two directors of SPSS to hold office until the 2009 Annual Meeting of Stockholders, as described in Proposal No. 1;

     (2) To consider and vote upon a proposal to approve the Second Amended and Restated 2002 Equity Incentive Plan, as described in Proposal No. 2;

     (3) To ratify the appointment of Grant Thornton LLP as independent auditors of SPSS for fiscal year 2006, as described in Proposal No. 3; and

     (4) To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record as of March 13, 2006, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     SPSS hopes that as many stockholders as possible will personally attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES. Sending in your proxy card will not prevent you from voting in person at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ RAYMOND H. PANZA
                                          Raymond H. Panza
                                          Secretary of SPSS Inc.

Chicago, Illinois
March 28, 2006

                                   SPSS INC.
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 2006

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD") OF SPSS INC. ("SPSS" OR THE "COMPANY") FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT THE HEADQUARTERS OF SPSS AT 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, ON THURSDAY, APRIL 27, 2006 AT 10:00 A.M. (CHICAGO TIME). Shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), represented by a properly executed proxy, will be voted at the Annual Meeting. If no specific instructions are given with regard to matters being voted upon, the shares represented by a signed proxy card will be voted according to the recommendations of the Board. The Board presently does not intend to bring any matter before the Annual Meeting except those referred to in this Proxy Statement and specified in the Notice of Annual Meeting of Stockholders, nor does the Board know of any matters which anyone else proposes to present for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon using their reasonable judgment and discretion; provided, however, that proxies directing a vote against a proposal may not be voted, pursuant to such discretionary authority, for a proposal to adjourn the Annual Meeting to permit further solicitation with respect to the proposal.

     A proxy may be revoked at any time before its exercise by sending written notice of revocation to Raymond H. Panza, Corporate Secretary, SPSS Inc., 233 South Wacker Drive, Chicago, Illinois 60606, by signing and delivering a subsequently dated proxy card or by attending the Annual Meeting in person and giving notice of revocation to the Inspector of Election. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about March 28, 2006.

     March 13, 2006 was the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date, there were outstanding and entitled to vote 19,145,509 shares of Common Stock, which is the Company's only class of voting securities. Each stockholder is entitled to one vote for each share of Common Stock held of record. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders during regular business hours at the Company's principal executive offices, 233 South Wacker Drive, Chicago, Illinois 60606.

     A plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of directors. An affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of all other matters being submitted to the stockholders for their consideration.

     One Inspector of Election, a representative of Computershare Investor Services, L.L.C., appointed by the Board will determine the shares represented at the Annual Meeting and the validity of proxies and count all votes. Abstentions and broker non-votes will be included when determining whether a quorum is present at the Annual Meeting. An abstention has the effect of voting against a matter since an abstention is counted as a share "entitled to vote," but is not included as a vote for such matter. A broker non-vote exists where a broker proxy indicates that the broker is not authorized to vote on a particular proposal. Brokers who have not received voting instructions from beneficial owners may vote in their discretion with respect to only Proposal No. 1 (the election of directors) and Proposal No. 3 (the ratification of the appointment of the Company's independent auditors). Brokers are not authorized to vote in their discretion with regard to Proposal No. 2 (the proposal to approve the Second Amended and Restated 2002 Equity Incentive Plan). Because they are not considered shares "entitled to vote" on Proposal No. 2, broker non-votes will have no effect with regard to Proposal No. 2.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2007 ANNUAL MEETING

     If a stockholder desires to have a proposal formerly considered at the 2007 Annual Meeting of Stockholders, and included in the Proxy Statement for that meeting, the proposal must be mailed to the Secretary of the Company at the Company's principal executive offices, 233 South Wacker Drive, Chicago, Illinois 60606, and must be received by the Secretary of the Company on or before November 28, 2006. SPSS will consider for inclusion in the Company's proxy statement only proposals meeting the requirements of the applicable SEC rules. Additionally, if a stockholder intends to present a proposal at the 2007 Annual Meeting of Stockholders, but does not intend to have it included in the Company's proxy statement, the proposal must be delivered to the Secretary of the Company at the Company's principal executive offices between January 27, 2007 and February 26, 2007. If SPSS does not receive a stockholder proposal by the applicable deadline listed above, the stockholder will not be permitted to raise the proposal at the 2007 Annual Meeting of Stockholders.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's bylaws provide that the number of members of the Board shall be fixed by a resolution adopted by the majority of the Board. At present, the Board has fixed the number of members of the Board at nine. The Company's Certificate of Incorporation and Bylaws further provide that the Board shall be divided into three classes, as nearly equal in number as possible. Members of each class of the Board are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

     The class of directors whose term expires at the Annual Meeting currently consists of three persons. Promod Haque, a member of the class of directors whose term expires at the Annual Meeting, has decided not to stand for re-election to the Board in order to devote more time to his other business ventures. The Company appreciates Dr. Haque's years of distinguished service and thanks him for his dedication and wisdom during his tenure with the Board.

     Following Dr. Haque's decision, the Nominating Committee of the Board recommended, and the Board resolved, to reduce the total number of Board members from nine members to eight members, effective as of the date of the Annual Meeting, thereby reducing the class of directors to be elected at the Annual Meeting from three members to two members. Accordingly, the Nominating Committee nominated two directors to stand for election at the Annual Meeting. The Nominating Committee nominated Jack Noonan and Michael Blair, the remaining two incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the Board. Each of Mr. Noonan and Mr. Blair has been nominated to hold office for a term of three years or until their successors have been duly elected and qualified. The full Board ratified the nomination of these two individuals. Unless otherwise instructed by the stockholder, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees named in this Proxy Statement.

     SPSS has no reason to believe that the nominees named herein will be unavailable to serve as directors. However, if such nominees for any reason are unable or unwilling to serve, the proxy may be voted for such substitute nominees as the persons appointed in the proxy may, in their discretion, determine. Stockholders may not cumulate their votes in the election of directors.

     Director Nominees

     Jack Noonan has served as a Director as well as President and Chief Executive Officer since joining SPSS in January 1992. Mr. Noonan was President and Chief Executive Officer of Microrim Corp., a developer of database software products, from 1990 until December 1991. He served as Vice President of the Product Group of Candle Corporation, a developer of IBM mainframe system software, from 1985 to 1990. Mr. Noonan is a Director of Morningstar, Inc. and GlobalView Software Inc.

     Michael Blair has been a Director of SPSS since July 1997. On November 15, 2004, Mr. Blair retired as a payroll business co-leader at Hewitt Associates, Inc., a global human resources outsourcing and consulting firm. He joined Hewitt after Hewitt's 2003 acquisition of Cyborg Systems, Inc. Before assuming that role, Mr. Blair served as the Chairman, Chief Executive, and founder of Cyborg Systems, Inc., a human resource management software company that he founded in 1974. Mr. Blair currently is a director of Computer Corporation of America, Showingtime.com and Delaware Place Bank. He is a past president of the Chicago Software Association and is Chairman of the Board of the Hinsdale Hospital Foundation. Mr. Blair holds a bachelors degree in mathematics with a minor in physics from the University of Missouri.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
             ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

            INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

OFFICERS AND DIRECTORS

     The following table shows information as of March 13, 2006 with respect to each person who is an executive officer, continuing director or director nominee of SPSS. Biographical information for each executive officer and continuing director is set forth immediately following the table. Biographical information for each director nominee appears under "Election of Directors" above.

NAME                                        AGE                    POSITION
----                                        ---                    --------
Norman Nie................................  62    Chairman of the Board of Directors
Jack Noonan...............................  58    Director, President and Chief Executive
                                                  Officer
Raymond H. Panza..........................  55    Executive Vice President, Corporate
                                                  Operations, Chief Financial Officer, and
                                                  Secretary
Jonathan Otterstatter.....................  45    Executive Vice President and Chief
                                                  Technology Officer
Marc D. Nelson............................  50    Vice President, Corporate Controller and
                                                  Principal Accounting Officer
Douglas P. Dow............................  48    Senior Vice President, Corporate
                                                  Development
John Shap.................................  46    Senior Vice President, Worldwide Sales
Charles R. Whitchurch(3)..................  59    Director
Merritt Lutz(2)(4)........................  63    Director
Michael Blair(2)(3).......................  61    Director
William Binch(1)(2)(4)....................  66    Director
Kenneth Holec.............................  51    Director
Michael E. Lavin(3).......................  60    Director

---------------

(1) Lead Director

(2) Member of the Compensation Committee

(3) Member of the Audit Committee

(4) Member of the Nominating Committee

     Norman Nie, Chairman of the Board and co-founder of SPSS, designed the original SPSS statistical software beginning in 1967 and has been a Director and Chairman of the Board since the Company's inception in 1975. He served as Chief Executive Officer of SPSS from 1975 to 1991. In addition to his current responsibilities as Chairman of the Board, Dr. Nie is a research professor in Political Science at the Graduate School of Business at Stanford University and a professor emeritus in the Political Science Department at the University of Chicago. His research specialties include public opinion, voting behavior and citizen participation. He has received three national awards for his books in these areas. Dr. Nie received his Ph.D. from Stanford University.

     Raymond H. Panza, Executive Vice President, Corporate Operations, Chief Financial Officer, and Secretary, joined SPSS in August 2004. From 2001 to 2004, Mr. Panza was the Vice President, Finance of Thomson, a leading provider of technology and service solutions for integrated media and entertainment companies. From 2000 to 2001, Mr. Panza was the Vice President, Chief Financial Officer of Thomson's Digital and New Media Services business units. From 1997 to 1999, he was the Vice President, Investments and Alliances of Ameritech Corporation, and from 1995 to 1997, he was the Vice President and Chief Financial Officer of Ameritech's Custom Business Services. Mr. Panza served as the Vice President, Controller and Principal Accounting Officer at DQE and its subsidiary, Duquesne Light Company, from 1990 to 1995. Mr. Panza was the Assistant Controller at Squibb Corporation from 1989 to 1990, the Vice President-Controller of RKO General, Inc. from 1985 to 1989, and held various positions at Gulf Oil Corporation from 1975 to 1985. He is a Certified Public Accountant and holds M.S. and B.S. degrees in accounting from The Pennsylvania State University.

     Jonathan Otterstatter, Executive Vice President and Chief Technology Officer, joined SPSS following the merger with ShowCase Corporation in February 2001. Mr. Otterstatter was with ShowCase from 1994 until 2001 and, from 1999 to 2001, served as Senior Vice President, Technology and Services and a member of its executive committee. Mr. Otterstatter was with IBM from 1983 to 1994 where in his last position he was responsible for the AS/400 software platform, including the system software plan and the system design control group. He holds an M.S. degree in management of technology from the Massachusetts Institute of Technology and a B.S. degree in computer science from the University of Wisconsin at LaCrosse.

     Marc D. Nelson, Vice President, Corporate Controller and Principal Accounting Officer, joined SPSS in May 2003. Mr. Nelson has served in his current position since June 2005. From May 2003 to June 2005, Mr. Nelson served as the Company's United States Controller. From 2002 to May 2003, Mr. Nelson served as the Global Controller of Recall Corporation, a worldwide provider of information management services. From 1997 to 2002, Mr. Nelson served as the Assistant Controller to IDEX Corporation. He holds a bachelors degree in accounting from Bradley University and an M.B.A. in Finance from the University of Chicago. Mr. Nelson is a Certified Public Accountant.

     Douglas P. Dow, Senior Vice President, Corporate Development, joined SPSS in 1984. Mr. Dow has served in his current position since July 2004 and, from January 2001 to June 2004, served as Vice President, Corporate Development. Mr. Dow is responsible for both directing the Company's merger and acquisition initiatives and leading the Company's strategic planning, business planning and investor relations functions. From September 1997 to December 2000, Mr. Dow served as a Vice President in charge of the Company's business development. From October 1984 to September 1997, Mr. Dow held various other sales and marketing positions at SPSS. He holds a Bachelor of Arts degree from Kalamazoo College and a Master of Arts degree in political science from the University of Chicago.

     John Shap, Senior Vice President, World Wide Sales, joined SPSS in December 2003. From October 2001 through October 2003, Mr. Shap was the Senior Vice President, Worldwide Sales and Marketing at DemandTec, Inc., a provider of software solutions to retailers and manufacturers worldwide. He was previously Vice President of North America Central Sales at Siebel from March 2001 to October 2001 and, prior to its acquisition by Siebel, Vice President of Worldwide Sales at OnLink Technologies from April 1999 to October 2000. Mr. Shap served in various positions at Hyperion Solutions, Inc. from August 1992 to April 1999. He holds a bachelors degree from Northern Illinois University.

     Charles R. Whitchurch has been a director of SPSS Inc. since October 2003. Since September 1991, Mr. Whitchurch has served as the Chief Financial Officer and Treasurer of Zebra Technologies Corporation. From 1981 until September 1991, he served as Vice President, Finance of Corcom, Inc., a technology company specializing in the control of radio frequency interference. In addition, Mr. Whitchurch previously held positions as Chief Financial Officer of Resinoid Engineering Corporation and as a Corporate Services Officer with Harris Bank in Chicago. He holds a bachelors degree in economics (Phi Beta Kappa) from Beloit College and an MBA from Stanford University.

     Merritt Lutz has been a Director of SPSS since 1988. He is currently an Advisory Director of Morgan Stanley, managing its strategic technology investments and partnerships. Previously, he was President of Candle Corporation, a worldwide supplier of systems software, from 1989 to 1993. Mr. Lutz is a Director of Interlink Electronics, Inc. (NASDAQ: LINK) and three privately held software companies: SendMail, ThruPoint and Business Engine Software. He is a former Director of the Information Technology Association of America and the NASD Industry Advisory Committee. Mr. Lutz holds a bachelors and masters degree from Michigan State University.

     William Binch has been a director of SPSS since the merger with ShowCase Corporation in February 2001. Mr. Binch was a director of ShowCase from 1999 until the merger with SPSS. Mr. Binch is a professional independent director with extensive experience in worldwide sales, enterprise applications and analytics. He serves as a member of the Board of Directors of three other companies: Callidus Software Inc., Medefinance, Inc. and Saama Technologies, Inc. Previously, Mr. Binch was senior vice president at Hyperion/Arbor from July 1997 to May 1999. He was a senior executive at Business Objects and Prism, two business intelligence and data warehousing companies. Mr. Binch served for five years at Oracle, finally as vice president of strategic accounts. He has held executive sales positions at IBM, Itel and Fortune Systems.

     Kenneth Holec has been a director of SPSS since the merger with ShowCase Corporation in February 2001. During 2002 and 2003, Mr. Holec served as the Interim CEO of Peopleclick, a human capital software company. Mr. Holec was the President and Chief Executive Officer and a member of the board of directors of ShowCase from November 1993 until the merger with SPSS in 2001. From 1985 to 1993, he was President and Chief Executive Officer of Lawson Software, a provider of high-end financial and human resource management software solutions. Currently, Mr. Holec is a Director of Stellent, Inc., a maker of Web-based content management products, a Director of SwiftKnowledge, an Executive Director at iCentera and Talent Networks and Chairman of the Board of Revation Systems.

     Michael E. Lavin has been a Director of SPSS since July 2005. Mr. Lavin also serves as a member of the Board of Directors of Peoples Energy Corporation, Tellabs, Inc. and Education Corporation of America, Inc. He serves as Chairman of the Audit Committee of each of these three companies. From 1993 to 2002, Mr. Lavin was the Midwest Area Managing Partner of KPMG LLP. Mr. Lavin retired from KPMG in January 2003, having been with the firm since 1967.

     The Board is divided into three classes serving staggered three-year terms. Mr. Noonan and Mr. Blair are each serving a three-year term expiring at the Annual Meeting and have been nominated to stand for re-election. Mr. Lutz and Mr. Holec are each serving a three-year term expiring at the 2007 annual meeting of stockholders. On July 28, 2005, Mr. Lavin was appointed to serve as a member of the class of directors whose term expires at the 2007 annual meeting of stockholders and, therefore, Mr. Lavin's term will expire at that meeting. Mr. Binch, Dr. Nie and Mr. Whitchurch are each serving a three-year term expiring at the 2008 annual meeting of stockholders. The executive officers named herein have terms expiring at the next annual meeting of stockholders or when their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

     The following tables show (a) the compensation paid or accrued by SPSS to the Chief Executive Officer, and the four highest paid executive officers of SPSS, other than the CEO, serving on December 31, 2005 (the "named executive officers") for services rendered to SPSS in all capacities during 2003, 2004 and 2005, (b) information relating to option grants made to the named executive officers in 2005 and (c) certain information relating to options held by the named executive officers. SPSS made no grants of freestanding stock appreciation rights ("SARs") in 2003, 2004 or 2005, nor did SPSS make any awards in 2003, 2004 or 2005 under any long-term incentive plan.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                                                          COMPENSATION AWARDS
                                                            ANNUAL COMPENSATION          ---------------------
                                                          ------------------------       SECURITIES UNDERLYING        ALL OTHER
                                                          SALARY            BONUS               OPTIONS              COMPENSATION
NAME AND PRINCIPAL POSITION                        YEAR     ($)              ($)                (#)(1)                  ($)(2)
---------------------------                        ----   -------          -------       ---------------------       ------------
Jack Noonan......................................  2005   357,242          966,954                    0                    500
  President and Chief Executive Officer            2004   345,000           86,250(3)           140,000                    500
                                                   2003   320,000          223,313(4)            73,144(5)                 500
Raymond H. Panza.................................  2005   335,000          488,841(6)                 0                      0
  Executive Vice President, Corporate Operations,  2004   335,000(7)        75,250(8)           190,000                 10,000(9)
  Chief Financial Officer and Secretary            2003       n/a              n/a                  n/a                    n/a
Jonathan Otterstatter............................  2005   275,706          393,248                    0                    500
  Executive Vice President and                     2004   245,000           32,500(10)           80,000                    500
  Chief Technology Officer                         2003   231,000           88,125(11)           40,000                    500
John Shap........................................  2005   240,698          224,660               25,000                    500
  Senior Vice President, Worldwide Sales           2004   240,000          130,729(12)                0                    500
                                                   2003   240,000(13)            0               85,000                      0
Douglas P. Dow...................................  2005   177,500          165,963               25,000                    500
  Senior Vice President, Corporate Development     2004   170,000           18,750                    0                    500
                                                   2003   154,000           46,500               25,000                    500

---------------

 (1) Amounts reflected in this column are for grants of stock options for Common Stock. No stock appreciation rights have been issued by SPSS.

 (2) Other than with respect to Mr. Panza, the amounts set forth in this column represent a Company match of $500 under the Company's 401(k) plan.

 (3) Mr. Noonan earned a bonus of $86,250 for 2004, all of which was paid during the first quarter of 2005. A bonus amount of $94,000 paid to Mr. Noonan during 2004 is not included in this calculation because it represents a bonus earned for 2003.

 (4) Mr. Noonan earned a bonus of $223,313 for 2003, $94,000 of which was paid during the first quarter of 2004. A bonus amount of $38,750 paid to Mr. Noonan during 2003 is not included in this calculation because it represents a bonus earned for 2002.

 (5) Securities Underlying Options for Mr. Noonan in fiscal year 2003 include 3,144 "reload" options granted after he surrendered shares of Common Stock to pay the exercise price of his options.

 (6) $75,000 of the bonus earned by Mr. Panza during fiscal year 2005 represents the final three installments of the $100,000 bonus granted to Mr. Panza in connection with the commencement of his employment with SPSS. The payment terms of this bonus are set forth in the summary of Mr. Panza's employment agreement described under the section titled "Employment Agreements" below.

 (7) During 2004, Mr. Panza's annual base salary was $335,000. However, for the period from August 16, 2004 (the commencement date of Mr. Panza's employment with SPSS) through December 31, 2004, the actual amount of compensation paid by SPSS to Mr. Panza was $125,625.

 (8) Mr. Panza earned a bonus of $75,250 for 2004, $33,500 of which was paid during the first quarter of 2005. $25,000 of the bonus earned by Mr. Panza during fiscal year 2004 represents the first installment of the $100,000 bonus granted to Mr. Panza in connection with the commencement of his employment with SPSS. The payment terms of this bonus are set forth in the summary of Mr. Panza's employment agreement described under the section titled "Employment Agreements" below.

 (9) Prior to the commencement of Mr. Panza's employment with SPSS, Mr. Panza provided consulting services to SPSS and received $10,000 in consideration of such services.

(10) Mr. Otterstatter earned a bonus of $32,500 for 2004, all of which was paid during the first quarter of 2005. A bonus amount of $40,000 paid to Mr. Otterstatter during 2004 is not included in this calculation because it represents a bonus earned for 2003.

(11) Mr. Otterstatter earned a bonus of $88,125 for 2003, $40,000 of which was paid during the first quarter of 2004. A bonus amount of $13,125 paid to Mr. Otterstatter during 2003 is not included in this calculation because it represents a bonus earned for 2002.

(12) Mr. Shap earned a bonus of $130,729 for 2004, $33,188 of which was paid during the first quarter of 2005.

(13) Mr. Shap became an employee of SPSS on December 15, 2003. Mr. Shap's annual base salary for 2003 was $240,000. However, for the period from December 15, 2003 (the commencement date of Mr. Shap's employment with SPSS) through December 31, 2003, the actual amount of compensation paid by SPSS to Mr. Shap was $11,000.

     The following table shows the number of options to purchase Common Stock granted to each of the named executive officers during 2005.

                            OPTION GRANTS IN 2005(1)

                                              INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                           -------------------------------------------------------        VALUE AT ASSUMED
                            NUMBER OF                                                  ANNUAL RATES OF STOCK
                           SECURITIES    PERCENT OF TOTAL    EXERCISE                  PRICE APPRECIATION FOR
                           UNDERLYING     OPTIONS GRANTED    OR BASE                       OPTION TERM(3)
                             OPTIONS      TO EMPLOYEES IN     PRICE     EXPIRATION     ----------------------
NAME                       GRANTED (#)         2005           ($/SH)       DATE          5%($)       10%($)
----                       -----------   -----------------   --------   ----------     ----------  ----------
Jack Noonan..............     0              n/a               n/a         n/a            n/a         n/a
Raymond H. Panza.........     0              n/a               n/a         n/a            n/a         n/a
Jonathan Otterstatter....     0              n/a               n/a         n/a            n/a         n/a
John Shap................   25,000         26.32%            $16.64     04/18/2015(2)  $261,620    $662,997
Douglas P. Dow...........   25,000         26.32%            $16.64     04/18/2015(2)  $261,620    $662,997

---------------

(1) Pursuant to authority granted under the Company's Amended and Restated 2002 Equity Incentive Plan, the Board may grant additional options to certain option holders in the event that such option holders pay the exercise price of their options or any applicable withholding taxes by surrendering shares of Common Stock. In certain cases, the Board has granted "reload" options at the then current market price in an amount equal to the number of shares of Common Stock that the option holder surrendered.

(2) This option grant was made on April 19, 2005 and has a 4-year vesting schedule pursuant to which 25% of the shares covered by the option will become exercisable on the first anniversary of the grant date, an additional 2.09% of the number of shares originally covered by the option will become exercisable on the first day following the conclusion of each month in the second, third and fourth years following the grant date (other than the final month of the fourth year following the grant date) and an additional 1.85% of the number of shares originally covered by the option will become exercisable on the first day following the conclusion of the final month of the fourth year following the grant date.

(3) In satisfaction of applicable SEC regulations, the table shows the potential realizable values of these options, upon their latest possible expiration date, at assumed annualized rates of stock price appreciation of 5% and 10% over the term of the options. The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options at the end of the ten-year period starting with their vesting commencement dates, based on the assumptions shown above. Because actual gains will depend upon the actual dates of exercise of the options and the future performance of the Common Stock in the market, the amounts shown in this table may not reflect the values actually realized. No gain to the named executive officers is possible without an increase in stock price which will benefit all stockholders proportionately. Actual gains, if any, on option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and general stock market conditions.

                    AGGREGATED OPTION EXERCISES IN 2005 AND
                         FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF               VALUE OF
                                                           SECURITIES UNDERLYING        UNEXERCISED
                                                                UNEXERCISED            IN-THE-MONEY
                                                                OPTIONS AT              OPTIONS AT
                                                              FISCAL YEAR-END         FISCAL YEAR-END
                                  SHARES                            (#)                   ($)(1)
                                ACQUIRED ON     VALUE      ---------------------   ---------------------
                                 EXERCISE      REALIZED        EXERCISABLE/            EXERCISABLE/
NAME                                (#)         ($)(2)         UNEXERCISABLE           UNEXERCISABLE
----                            -----------   ----------   ---------------------   ---------------------
Jack Noonan...................    70,000      $1,011,887    463,740/160,481        $4,945,534/$1,907,055
Raymond H. Panza..............      None             n/a     53,792/136,208         $912,277/$2,252,223
Jonathan Otterstatter.........      None             n/a     167,924/88,132        $2,252,377/$1,059,209
John Shap.....................    39,000      $  451,752      3,568/67,432           $48,810/$937,720
Douglas P. Dow................     1,000      $    3,730     51,552/42,448           $649,462/$609,948

---------------

(1) These amounts have been determined by multiplying the aggregate number of options by the difference between $30.93, the closing price of the Common Stock on the Nasdaq National Market on December 30, 2005 (the last business day of fiscal year 2005), and the exercise price for that option.

(2) These amounts have been determined by multiplying the aggregate number of options exercised by the difference between the closing price of the Common Stock on the Nasdaq National Market on the date of exercise and the exercise price for that option.

COMPENSATION OF DIRECTORS

     The non-employee directors serving on the Board are entitled to receive cash compensation pursuant to the Company's standard Board compensation arrangements set forth below.

     - The Chairman of the Board is entitled to receive $80,000 annually for services rendered in this capacity. All non-employee directors serving on the Board, including the Chairman, are each entitled to receive $30,000 annually for their Board service.

     - Beginning in 2006, the Board's Lead Director is entitled to receive $20,000 annually for services rendered in this capacity.

     - The Chairman of the Audit Committee is entitled to receive $40,000 annually for services rendered in this capacity, and the additional members of the Audit Committee are each entitled to receive $20,000 annually for their service as Audit Committee members.

     - The Chairman of the Compensation Committee is entitled to receive $10,000 annually for services rendered in this capacity, and the additional members of the Compensation Committee are each entitled to receive $5,000 annually for their service as Compensation Committee members.

     - The Chairman of the Nominating Committee is entitled to receive $10,000 annually for services rendered in this capacity, and the additional members of the Nominating Committee are each entitled to receive $5,000 annually for their service as Nominating Committee members.

     In addition to the cash compensation set forth above, as a formula grant under the Company's Amended and Restated 2002 Equity Incentive Plan, the non-employee directors are entitled to receive an option to purchase 5,000 shares of SPSS Common Stock on July 1 of each year, which option vests in full upon the date of grant. Further, as a formula grant under the Amended and Restated 2002 Equity Incentive Plan, directors are entitled to receive an option to purchase 10,000 shares of SPSS common stock upon their initial election or appointment to the Board, which option vests ratably over a three-year period. Options issued pursuant to both of these formula grants have a term of 10 years and an exercise price equal to the closing price of Common Stock on the date of grant. Each director is also reimbursed by SPSS for all reasonable expenses incurred in connection with services provided as a director.

     Notwithstanding the foregoing, if the SPSS stockholders approve the Second Amended and Restated 2002 Equity Incentive Plan as described under Proposal No. 2 set forth in this Proxy Statement, the non-employee directors will receive equity compensation on an annual basis pursuant to amended formula grants described in the section titled "New Plan Benefits," below.

     During 2005, one of the non-employee directors received additional compensation as follows: Norman Nie received compensation in the amount of $180,000 for consulting work on a part-time basis. See the Section titled "Consulting Agreements," below, for further information on compensation paid to Dr. Nie for these services.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Jack Noonan. SPSS amended and restated its employment agreement with Jack Noonan, the Company's President and Chief Executive Officer, effective as of March 1, 2005. This employment agreement provides the terms of Mr. Noonan's employment with SPSS in these capacities. Unless otherwise terminated, the employment agreement automatically will renew on a yearly basis. The employment agreement provides Mr. Noonan with an annual base salary of $345,000 and an annual incentive bonus target equal to $345,000, subject to review by the Compensation Committee on an annual basis. Effective as of April 1, 2005, the Compensation Committee and the Board agreed to raise Mr. Noonan's annual base salary to $360,000 and his annual incentive bonus target to $360,000 for fiscal year 2005. Mr. Noonan's salary and bonus will be reviewed by the Compensation Committee of the Board on an annual basis. The employment agreement provides for participation in the SPSS equity incentive plan on the same terms as other executive officers of SPSS. Mr. Noonan is also entitled to reimbursement for all reasonable business expenses, five weeks paid vacation per year, ten days of sick leave per year and participation in the SPSS employee benefit plans on the same terms as other executive officers of SPSS. In the event SPSS terminates Mr. Noonan's employment without cause or Mr. Noonan terminates his employment for good reason, Mr. Noonan will receive: (i) full salary and benefits during the notice period, (ii) all earned but unpaid salary plus any earned and/or awarded but unpaid cash incentive, (iii) a prorated bonus for the fiscal quarter in which Mr. Noonan's employment was terminated, (iv) accrued vacation pay, (v) reimbursement of expenses, (vi) a lump sum payment equal to 18 months of base salary and bonus payment, (vii) continued benefits, or the functional equivalent thereof, for a period of 36 months following his employment, (viii) professional outplacement services for 12 months, (ix) continued use of a company mobile telephone, company telephone number and voice mail and company e-mail for a period of not less than 90 days, (x) acceptable employment references from SPSS and (xi) immediate accelerated vesting with regard to all previously unvested stock options owned by Mr. Noonan or equivalent compensation for such options. The employment agreement includes a change of control provision which provides that, in the event a change of control occurs in connection with a private company, Mr. Noonan will be entitled to immediate vesting of all of his outstanding equity incentives and, in exchange for the underlying stock, a cash payment by the surviving entity. In the event a change of control occurs in connection with a public company, Mr. Noonan will be entitled to immediate vesting of all of his outstanding equity incentives and, in exchange for the underlying stock, a proportionate share of the transaction consideration to be paid by the surviving entity in connection with the change of control. If Mr. Noonan's employment is terminated without cause, Mr. Noonan resigns for good reason or a constructive termination occurs prior to the one-year anniversary of such change of control, Mr. Noonan will be entitled to all amounts (described above) to which he otherwise would be entitled if SPSS terminated his employment without cause. Mr. Noonan has agreed to preserve as confidential all of the SPSS confidential property and to abstain from competing with SPSS during his employment and for a period of one year after his employment ceases. SPSS has agreed to provide Mr. Noonan with directors' and officers' liability coverage both during and after the termination of Mr. Noonan's employment with SPSS (unless Mr. Noonan is terminated for cause).

     Employment Agreement with Raymond H. Panza. Mr. Panza was appointed as the Company's Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary effective as of August 16, 2004. SPSS and Mr. Panza subsequently entered into an employment agreement, dated as of August 16, 2004, that provided the terms of Mr. Panza's employment with SPSS in these capacities. On March 14, 2005, SPSS and Mr. Panza amended and restated this employment agreement, effective as of August 16, 2004. Unless otherwise terminated, the employment agreement automatically will renew on a yearly basis. The employment agreement provides Mr. Panza with an annual base salary of $335,000 and an annual incentive bonus target equal to no less than 40% of his base salary (with actual payout dependent on SPSS performance measured against defined metrics). Mr. Panza's salary and bonus will be reviewed by the Compensation Committee of the Board on an annual basis. The employment agreement provides for an initial option grant for fiscal year 2004 and continued participation in the SPSS equity incentive plan in future years on the same terms as other executive officers of SPSS. Mr. Panza was also entitled to a sign-on bonus of $100,000 payable in four equal quarterly installments, reimbursement for all reasonable business expenses, five weeks paid vacation per year, ten days of sick leave per year and participation in the SPSS employee benefit plans on the same terms as other executive officers of SPSS. In the event SPSS terminates Mr. Panza's employment without cause or Mr. Panza terminates his employment for good reason, Mr. Panza will receive: (i) full salary and benefits during the notice period, (ii) all earned but unpaid salary plus any earned and/or awarded but unpaid cash incentive, (iii) a prorated bonus for the fiscal quarter in which Mr. Panza's employment was terminated, (iv) accrued vacation pay, (v) reimbursement of expenses, (vi) a lump sum payment equal to 18 months of base salary and bonus payment, (vii) continued benefits, or the functional equivalent thereof, for a period of 36 months following his employment, (viii) professional outplacement services for 12 months, (ix) any unpaid sign-on bonus, (x) continued use of a company mobile telephone, company telephone number and voice mail and company e-mail for a period of not less than 90 days, (xi) acceptable employment references from SPSS and (xii) immediate accelerated vesting with regard to all previously unvested stock options owned by Mr. Panza or equivalent compensation for such options. The employment agreement includes a change of control provision which provides that, in the event a change of control occurs in connection with a private company, Mr. Panza will be entitled to immediate vesting of all of his outstanding equity incentives and, in exchange for the underlying stock, a cash payment by the surviving entity. In the event a change of control occurs in connection with a public company, Mr. Panza will be entitled to immediate vesting of all of his outstanding equity incentives and, in exchange for the underlying stock, a proportionate share of the transaction consideration to be paid by the surviving entity in connection with the change of control. If Mr. Panza's employment is terminated without cause, Mr. Panza resigns for good reason or a constructive termination occurs prior to the one-year anniversary of such change of control, Mr. Panza will be entitled to all amounts (described above) to which he otherwise would be entitled if SPSS terminated his employment without cause. Mr. Panza has agreed to preserve as confidential all of the SPSS confidential property and to abstain from competing with SPSS during his employment and for a period of one year after his employment ceases. SPSS has agreed to provide Mr. Panza with directors' and officers' liability coverage both during and after the termination of Mr. Panza's employment with SPSS (unless Mr. Panza is terminated for cause).

CONSULTING AGREEMENTS

     SPSS entered into an Amended and Restated Consulting Agreement (the "Amended Consulting Agreement"), dated as of January 1, 2005, with Norman H. Nie Consulting L.L.C., an Illinois Limited Liability Company ("Nie Consulting"). Norman H. Nie, the president and owner of Nie Consulting, serves as the Chairman of the Board of Directors of SPSS. Pursuant to the Amended Consulting Agreement, Nie Consulting assisted SPSS with product management for the SPSS family of products and assisted the SPSS technology group with the development of statements of work and prioritization of new products and features in the areas of statistics, survey research and text mining. Under the terms of the Amended Consulting Agreement, Nie Consulting received $15,000 per month for these consulting services. Nie Consulting was also entitled to reimbursement for reasonable out-of-pocket expenses incurred in performing the consulting services. As previously reported by SPSS, on October 27, 2005, SPSS and Nie Consulting mutually agreed to end the Amended Consulting Agreement with an effective end date of December 31, 2005. Pursuant to the terms of the Amended Consulting Agreement, Nie Consulting has confidentiality obligations to SPSS for five years and has non-competition obligations to SPSS for one year.

CHANGE OF CONTROL AGREEMENTS

     The Company's employment agreement with each of Jack Noonan and Raymond Panza provides for certain benefits that may be received by the executive officer following a change of control of SPSS. See the section titled "Employment Agreements," above, for a description of these benefits.

     On April 28, 2005, SPSS amended and restated its change of control agreements with each of Jon Otterstatter, John Shap and Doug Dow. Each of these agreements provides certain benefits to the relevant executive officer if the executive officer is terminated or constructively terminated following a change of control. Each agreement provides that, in the event a change of control occurs in connection with a private company, the executive officer will be entitled to immediate vesting of all the executive officer's outstanding equity incentives and, in exchange for the underlying stock, a cash payment by the surviving entity. In the event a change of control occurs in connection with a public company, the executive officer will be entitled to immediate vesting of all of the executive officer's outstanding equity incentives and, in exchange for the underlying stock, a proportionate share of the transaction consideration to be paid by the surviving entity in connection with the change of control. In addition, if the executive officer's employment is terminated without cause or a constructive termination occurs prior to the two-year anniversary of a change of control, the executive officer will also be entitled to a severance package that includes: (a) a lump-sum payment equal to the greater of (i) the total compensation package received by the executive officer in the immediately preceding fiscal year or (ii) the total compensation package scheduled to be received by the executive officer during the then-current fiscal year; and (b) the same health and welfare benefits that the executive officer was receiving on the employment termination date, for 18 months following the date of such termination. Each of these change of control agreements also provides that, for the period that the executive officer collects a severance package, the executive officer will not directly or indirectly: (i) compete with the surviving entity; (ii) solicit any customers or clients of the surviving entity; or (iii) assist in the development, maintenance, sale, distribution or marketing of any product that is competitive with the products of the surviving entity.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William Binch, Michael Blair and Merritt Lutz were directors and members of the Compensation Committee during fiscal year 2005. The Compensation Committee members have no interlocking relationships, as defined by the Securities and Exchange Commission. None of the members of the Compensation Committee has ever been an officer or employee of SPSS or any of its subsidiaries.

REPORT OF THE SPSS COMPENSATION COMMITTEE

     The general objective of the Company's executive compensation program is to help SPSS attract and retain talented executives while at the same time promoting the interests of the Company's stockholders. To meet this objective, the Compensation Committee has endorsed compensation programs for executive officers that place a substantial portion of each executive officer's potential compensation at risk and dependent on a combination of performance criteria which are generally considered to approximate increases in stockholder value from the performance of SPSS. Within this philosophy, the Compensation Committee's key objectives are to:

1. Offer a total compensation package to the Company's directors and executive officers that is market competitive, taking into account comparable positions, duties and scope of responsibilities at various companies within the Company's "peer group" which was developed in consultation with the Company's compensation consultants discussed below.

2. Motivate the Company's executive officers to achieve the Company's business objectives by providing incentive compensation awards that take into account the Company's overall performance against corporate objectives.

3.  Provide meaningful equity-based, long-term incentives.

The Compensation Committee annually seeks advice from nationally recognized compensation consultants to advise it with regard to its compensation analysis and to ensure that its compensation practices compare with those of a substantial sample of companies in SPSS's industry.

Compensation Process and Components

     The components of the Company's compensation program include base salary, incentive awards and equity-based compensation. In fiscal year 2005, the Compensation Committee reported to the Board its conclusions regarding compensation for the executive officers, and the Board approved and concurred in these conclusions in all respects. With respect to both Company officers other than the executive officers and other Company employees, the Compensation Committee has determined the framework within which compensation decisions will be made and has delegated to the Company's Chief Executive Officer the authority to make compensation decisions regarding these officers and employees, subject to appropriate review and approval by the Compensation Committee.

     Base Salary

     Base salary is intended to provide a fixed level of compensation reflecting the scope and nature of basic job responsibilities. The Compensation Committee grants salary increases, if appropriate, after a review of individual performance and an assessment of the relative competitiveness of the current salary. In keeping with the goal of aligning the interests of the Company's executive officers and the Company's stockholders, base salary is designed to represent a relatively small portion of the total compensation that the executives have the potential to earn each year. However, depending upon (i) success in achieving certain performance goals, and (ii) the extent to which enhanced company performance has or has not increased the value of equity-based compensation, base salary could represent a majority of the compensation actually received by an executive officer in any given year.

     Incentive Awards

     Incentive awards recognize an executive officer's contribution to each year's actual operating results as measured against specified performance objectives. The performance objectives for each executive officer may relate specifically to the individual's job performance and/or the Company's overall performance. The relative weight given to each component may vary depending on the executive officer's position at SPSS.

     When establishing performance objectives relating to the Company's overall performance, the Compensation Committee focuses primarily on financial performance. The amount of the incentive awards to be paid to executive officers with regard to the Company's overall performance is determined by comparing the Company's actual results to financial performance objectives pre-established by the Compensation Committee. The potential incentive awards are generally established as either a dollar value or a percentage of the executive officer's base salary. The actual amount of incentive compensation paid will vary depending on the extent to which financial performance objectives are met.

     It is important to note that, even if an executive meets his or her pre-established personal performance objectives and/or the Company meets its financial performance objectives, the Compensation Committee, at its discretion, may decide not to pay all or part of an incentive award for the relevant period.

     For the 2005 fiscal year, the performance objectives established by the Compensation Committee for its executive officers consisted of (i) quarterly revenue targets and (ii) quarterly earnings per share targets, with 30% of each executive's target incentive award dependent upon achievement of the revenue targets (the "revenue component") and 70% of each executive's target incentive award dependent upon achievement of the earnings per share targets (the "EPS component"). Notwithstanding the foregoing, performance objectives for the Company's Senior Vice President, Worldwide Sales were based predominately on revenue targets. The percentage allocation between the revenue component and the EPS component was selected based on the extent to which each component could be expected to increase shareholder value for 2005.

     Under the incentive award plan established for 2005, actual incentive awards were paid out based on the extent to which the revenue and earnings per share target were attained. If the reported revenue for a quarter equaled the revenue target for that quarter, then each executive would be paid an amount equal to the revenue component of his or her target incentive award. Similarly, if reported earnings per share for a quarter equaled the earnings per share target for that quarter, then the executive would be paid an amount equal to the EPS component of his or her target incentive award. The revenue and EPS components of the target incentive awards functioned independently of each other.

     If actual revenue for a quarter exceeded that quarter's revenue target, then the revenue component of the executive's incentive payment would be adjusted upward at a predetermined rate. If the actual revenue for a quarter fell short of the target, then the revenue component of the incentive award would be adjusted downward at the same rate.

     If actual earnings per share for a quarter exceeded that quarter's earnings per share target, then the EPS component of the executive's target incentive award would be paid in full. In addition, the executive would be entitled to receive an additional amount equal to his or her proportionate share of an incentive pool. Historically, the incentive pool has equaled one-third of the net income in excess of the net income associated with the earnings per share target for that quarter (before recording any charge attributable to the incentive award payments). Authorization of an incentive pool in any given quarter is at the discretion of the Compensation Committee. If actual earnings per share for the quarter were less than the earnings per share target, then the EPS component of the executive's target incentive would be proportionally reduced. If actual earnings per share for the quarter were $0.02 or more below the earnings per share target, then the EPS component of the executive's target incentive would be zero.

     For the first fiscal quarter of 2005, the Company had net revenues of $57.5 million and diluted earnings per share of $0.13. For the second fiscal quarter of 2005, the Company had net revenues of $58.1 million and diluted earnings per share of $0.21. For the third fiscal quarter of 2005, the Company had net revenues of $58.3 million and diluted earnings per share of $0.22. For the fourth fiscal quarter of 2005, the Company had net revenues of $62.2 million and diluted earnings per share of $0.30. As reflected by the Company's strong financial results for 2005, the revenue or earnings per share targets established under the incentive award plan for 2005 were exceeded in each quarter during the year. Accordingly, incentive awards were paid to executive officers with regard to each fiscal quarter of 2005.

     Equity-Based Compensation

     Equity-based compensation is considered an important component of the Company's incentive compensation. The Company's equity incentive plan allows the Compensation Committee to award stock options and a variety of other equity incentives to its directors, officers, other key executives, employees and independent contractors. During 2005, the Compensation Committee granted stock options and/or restricted share units to various of its executive officers, other executives and employees.

     Stock options provide the right to purchase, at fair market value on the date of grant, a fixed number of shares of Common Stock during the term of the option, which is typically ten years from the date of grant. Options are also typically subject to vesting provisions which require the recipients' continued employment by SPSS for a period of three to five years from the date of grant in order for the recipient to be entitled to the full benefit of the option. Certain options granted to executives with policy-making responsibility provide that the options do not vest until the 7th year after the date of grant, with this vesting schedule to be automatically accelerated to a 4-year vesting schedule commencing on the original date of grant if the Company exceeds annually established financial performance targets based generally on budget projections.

     Restricted share units represent the right to receive one share of Common Stock on the date that the restricted share unit vests. The award recipient will automatically receive shares of Common Stock when the vesting schedule for the applicable restricted share unit has been satisfied. No exercise price is paid to obtain the underlying Common Stock. These restricted share units are typically subject to vesting provisions which require the recipients' continued employment by SPSS for a period of two years from the date of grant in order for the recipient to be entitled to the full benefit of the restricted share unit.

     In determining the size of the option awards and restricted share unit awards, the Compensation Committee considers the impact of the awards on existing stockholders' stock ownership positions and the prospective value of the awards as a performance incentive. The number of options and/or restricted share units previously awarded to and held by executive officers is reviewed and is also considered as a factor in determining the size of current awards.

Chief Executive Officer Compensation

     The Compensation Committee has established the CEO's base salary and incentive award target employing largely the same principles described above, except that the amount of the CEO's incentive award target is purely a function of the Company's overall performance (without a separate individual job performance component). It is the Compensation Committee's view that the CEO's compensation should be based solely on the financial performance of SPSS and that, for the CEO, exceptional individual performance is so closely aligned with SPSS financial performance that the CEO's incentive award should be based solely on overall SPSS financial performance. Mr. Noonan's target incentive award for 2005, therefore, was dependent upon SPSS achieving the same financial performance objectives as those for the other executive officers. In connection with the annual compensation review set forth in Mr. Noonan's Employment Agreement, the Compensation Committee determined that Mr. Noonan's target incentive award was $360,000 for 2005. The Compensation Committee selected this target incentive award to ensure that half of Mr. Noonan's overall compensation was dependent on creating shareholder value. Based on the achievement during 2005 of the financial performance objectives described above, the Compensation Committee authorized quarterly incentive award payments for Mr. Noonan in the aggregate amount of $966,954 for fiscal year 2005. The Compensation Committee believes that it has established a total compensation package for Mr. Noonan that compares favorably to industry standards. The Compensation Committee considers the total salary and incentive compensation provided to chief executives of companies in the SPSS "peer group," although it does not target a specific percentile range within this group of similar companies in determining Mr. Noonan's compensation.

     In 2005, Mr. Noonan received no equity based compensation awards. On December 21, 2004, Mr. Noonan had received an option to purchase 70,000 shares of Common Stock at $15.98 per share. This grant was intended to serve as incentive compensation for 2005, and the Compensation Committee determined that the level of options granted to Mr. Noonan was appropriate given the importance of his contributions to the Company. In making this grant, the Compensation Committee also considered that such grant would further the Company's policy of seeking to align the interests of its CEO with those of its stockholders.

Tax Considerations

     To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to SPSS and to the executive officers of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, SPSS will not necessarily in all circumstances limit executive compensation to the amount which is permitted to be deductible as an expense of SPSS under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          COMPENSATION COMMITTEE OF SPSS INC.

                                          Michael Blair
                                          William Binch
                                          Merritt Lutz

PERFORMANCE GRAPH

     The following graph shows the changes in $100 invested since December 31, 2000, in the Company's Common Stock, the Nasdaq 100 Stock Index and Goldman Sachs Software Index, a specialized industry focus group, assuming that all dividends were reinvested.

                              (PERFORMANCE GRAPH)


                                            12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/30/2005
  SPSS                                       $100.00       $80.46       $63.42       $81.05       $70.90      $140.21
  NASDAQ 100 Stock Index                     $100.00       $66.66       $41.75       $62.46       $68.38      $ 69.24
  Goldman Sachs Software Index               $100.00       $64.65       $36.25       $54.40       $61.78      $ 58.82

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions with Norman Nie. Norman Nie, the Chairman of the Board of SPSS, received $180,000 during 2005 for consulting work on a part-time basis through his company, Nie Consulting. Norman Nie is the president and owner of Nie Consulting. This consulting arrangement is described in detail above under the section titled "Consulting Agreements."

     Transactions with Virtela Communications Inc. Promod Haque, a member of the Board whose term expires at the Annual Meeting, is also the managing partner of Norwest Venture Partners and a member of the Board of Directors of Virtela Communications Inc. Norwest Venture Partners owns approximately 37% of the voting stock of Virtela (approximately 30% of the stock on a fully diluted basis). By virtue of Dr. Haque's relationship with Norwest, Dr. Haque has an indirect interest in Virtela. SPSS receives various networking services from Virtela. During fiscal years 2005, 2004 and 2003, SPSS paid approximately $574,000, $35,000 and $18,000, respectively, to Virtela as consideration for these services. None of these amounts exceeded more than 5% of the consolidated gross revenues of Virtela in any of the past three fiscal years. Dr. Haque did not receive and will not receive any direct remuneration in connection with the Company's transactions with Virtela.

     Transactions with Persistent Systems, Inc. Dr. Haque is also a member of the Board of Directors of Persistent Systems, Inc. Norwest Venture Partners, of which Dr. Haque is the managing partner, owns approximately 19% of the voting stock of Persistent (approximately 15% of the stock on a fully diluted basis). By virtue of Dr. Haque's relationship with Norwest, Dr. Haque has an indirect interest in Persistent. SPSS receives development outsourcing services from Persistent. During fiscal year 2006, SPSS expects to pay $1.5 million to Persistent as consideration for these services. SPSS may enter into other arrangements with Persistent throughout the fiscal year, although no definitive arrangements have been proposed.

INFORMATION CONCERNING THE BOARD

Meetings

     The Board held nine meetings during 2005, including both regular and special meetings, and took action by written consent on two additional dates. During 2005, no Director attended fewer than 75% of the aggregate of all Board meetings, and all meetings of the Board committees of which he was a member, held while serving as a Director.

     The Board maintains a policy that all Directors are strongly encouraged to attend each of the Company's Annual Meetings of Stockholders. A copy of this policy is posted on the Company's website at http://www.spss.com. In 2005, all of the members of the Board attended the Annual Meeting of Stockholders.

     In accordance with the rules established by the Nasdaq National Market, SPSS maintains a policy that regularly scheduled executive sessions of independent Board members should be held at every regular meeting of the Board. Pursuant to this policy, the independent Board members attend multiple executive sessions throughout the year at which only the independent Board members are present. Beginning in 2006, these executive sessions are led by the Board's Lead Director, William Binch. As Lead Director, Mr. Binch's duties include serving as the chairman of executive sessions of independent Board members, consulting with the Chairman of the Board in planning Board meetings, serving as a conduit between the independent Board members and SPSS management when the Board is not in session, receiving communications directed to the independent Board members and such other duties as the Board may delegate from time to time.

Director Independence

     Each year, the Board reviews the relationships that each member of the Board has with SPSS. A Board member qualifies as an "independent director" if
(a) the Board member does not maintain any of the specified relationships that prevent independence under the Nasdaq National Market listing standards and (b) the Board determines that such Board member has no relationship which would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     The Board has determined that the following directors qualify as independent directors: Charles R. Whitchurch, Michael Blair, William Binch, Kenneth Holec, Merritt Lutz and Michael E. Lavin. The Board has also determined that Promod Haque, whose term expires at the Annual Meeting, qualified as an independent director at all relevant times through the date of the most recent Board meeting. The Board concluded that none of these directors possesses the specified relationships that prevent independence under the Nasdaq National Market listing standards and none of these directors has any other relationship that the Board believes would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Because of their relationships with SPSS, Jack Noonan and Norman Nie have not been deemed to be independent directors.

Board Committees

     The Board maintains three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

     Audit Committee. The members of the Audit Committee are Charles R. Whitchurch, Michael Blair and Michael E. Lavin. From January 1, 2005 to July 28, 2005, the members of the Audit Committee were Charles R. Whitchurch, Michael Blair and William Binch. On July 28, 2005, Mr. Lavin was appointed to serve on the Audit Committee in place of Mr. Binch. Mr. Whitchurch serves as the Chairman of the Audit Committee. The Board has determined that each of Mr. Whitchurch, Mr. Blair and Mr. Lavin has sufficient knowledge and literacy in financial and accounting matters to serve on the Audit Committee. The Board has also determined that each of Mr. Whitchurch and Mr. Lavin qualifies as an "audit committee financial expert." The Board has determined that Mr. Whitchurch, Mr. Blair and Mr. Lavin satisfy the definition of independence under both the Nasdaq National Market listing standards and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     The Audit Committee met 11 times during the fiscal year ended December 31, 2005. These meeting included regular Audit Committee meetings and special Audit Committee meetings. The purpose of the Audit Committee is to oversee the accounting and financial reporting process of SPSS and the Company's financial audits. The Audit Committee operates under a written charter adopted by the Audit Committee and ratified by the Board. This charter specifies that the functions of the Audit Committee include (a) assisting the Board in its oversight of the quality and integrity of the Company's internal controls over financial reporting and internal audit function, (b) the appointment, replacement, compensation and oversight of the Company's independent auditors,
(c) approving services provided by the Company's independent auditors before those services are rendered and evaluating the possible effect the performance of such services will have on the auditors' independence (d) reviewing the Company's financial disclosure documents and discussing these documents with both management and the Company's independent auditors prior to public release,
(e) establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (f) discussing with management the Company's process for managing business and financial risk and (g) assisting the Company in complying with significant applicable legal, ethical and regulatory requirements. During fiscal year 2005, the Board approved an amendment to the Audit Committee Charter to allow for the designation of more than one audit committee financial expert. A complete copy of the Audit Committee Charter, as amended, is attached as Appendix A to this Proxy Statement and is posted on the Company's website at http://www.spss.com. The Company will furnish a copy of the Audit Committee Charter to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices.

     Compensation Committee. The members of the Compensation Committee are Michael Blair, William Binch and Merritt Lutz. These three directors served as members of the Compensation Committee for all of 2005. Mr. Blair serves as the Chairman of the Compensation Committee. Each of Mr. Blair, Mr. Binch and Mr. Lutz qualifies as independent under the Nasdaq National Market listing standards.

     The Compensation Committee met six times during the fiscal year ended December 31, 2005 and took action by written consent on two additional dates. The Compensation Committee operates under a written charter adopted by the Compensation Committee and ratified by the Board. This charter specifies that the functions of the Compensation Committee include (a) assisting the Board in developing and evaluating potential candidates for executive positions, (b) reviewing director compensation and recommending changes, as appropriate, (c) evaluating the Chief Executive Officer's performance and establishing a compensation package for the CEO based on such performance, (d) developing an executive compensation structure for the Company's other senior executive officers, (e) reviewing compensation decisions made by the Company's Chief Executive Officer with respect to other officers and employees of the Company and (f) reviewing and administering the Company's Amended and Restated 2002 Equity Incentive Plan. The Compensation Committee also administers the Company's Employee Stock Purchase Plan. No amendments were made to the Compensation Committee Charter during fiscal year 2005. A complete copy of the Compensation Committee Charter is posted on the Company's website at http://www.spss.com. The Company will furnish a copy of the Compensation Committee Charter to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices.

     Nominating Committee. The members of the Nominating Committee are Merritt Lutz, Promod Haque and William Binch. From January 1, 2005 to July 28, 2005, the members of the Nominating Committee were Merritt Lutz and Promod Haque. On July 28, 2005, Mr. William Binch was appointed to serve as the third member of the Nominating Committee. Because Dr. Haque has not been nominated to stand for re-election to the Board, Dr. Haque will no longer serve as a member of the Nominating Committee after the Annual Meeting. Mr. Lutz serves as the chairman of the Nominating Committee. Mr. Lutz and Mr. Binch qualify as independent under the Nasdaq National Market listing standards. Dr. Haque, whose term expires at the Annual Meeting, qualified as independent at all relevant times through the date of the most recent Nominating Committee meeting.

     The Nominating Committee met one time during the fiscal year ended December 31, 2005 and took action by written consent on one additional date. The Nominating Committee operates under a written charter adopted by the Nominating Committee and ratified by the Board. This charter specifies that the functions of the Nominating Committee include: (a) establishing criteria for selecting new Board members, (b) reviewing the qualifications, participation and contribution of incumbent Board members, (c) establishing criteria for selecting members of the Board committees and (d) recommending slates of directors to be elected as members of each Board committee. No amendments were made to the Nominating Committee Charter during fiscal year 2005. A complete copy of the Nominating Committee Charter is posted on the Company's website at http://www.spss.com. The Company will furnish a copy of the Nominating Committee Charter to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices.

     In carrying out its responsibilities regarding director nominations, the Nominating Committee will consider candidates suggested by SPSS stockholders. No changes have been made to the procedures by which SPSS stockholders may recommend nominees to the Board. Suggestions for candidates must be made by writing to the Nominating Committee, care of the Corporate Secretary of the Company at the Company's principal executive offices. Nominations must be submitted in a manner consistent with the Company's By-laws. The Company will furnish a copy of the By-laws to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices. Each candidate suggestion made by an SPSS stockholder must include the following:

     - the candidate's name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

     - all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

     - a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director if elected; and

     - a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

     The Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate.

     Each Board nominee must, at a minimum, meet the criteria that the Nominating Committee believes must be met by all members of the Board. Members of the Board must:

     - have strength of character, the highest professional and personal ethics, and values consistent with the longstanding values of the Company;

     - have broad business or other experience that will increase the overall effectiveness of the Board and allow insight based on experience;

     - be committed to enhancing stockholder value; and

     - have sufficient time to carry out their duties.

     In evaluating candidates for membership on the Board, the Nominating Committee considers each of the above factors. In addition, the Nominating Committee takes into account issues of integrity, judgment, independence, financial literacy and the extent to which a particular candidate would fill a present need on the Board. The Nominating Committee also reviews and determines whether existing members of the Board should be nominated for re-election based on the needs of the Board.

     Jack Noonan, Michael Blair and Promod Haque constitute the members of the class of directors with a term that expires at the Annual Meeting. Dr. Haque has decided not to stand for re-election to the Board in order to devote more time to his other business ventures. Following Dr. Haque's decision, the Board resolved to reduce the total number of Board members from nine members to eight members, effective as of the date of the Annual Meeting, thereby reducing the class of directors to be elected at the Annual Meeting from three members to two members. The Nominating Committee nominated Mr. Noonan and Mr. Blair for re-election to the Board at the Annual Meeting. The full Board ratified the nomination of Mr. Noonan and Mr. Blair.

     The Nominating Committee's process for identifying and evaluating Board nominees includes a regular review of the size and composition of the full Board. In the event that vacancies on the Board are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may be suggested to the Nominating Committee through current members of the Board, management, stockholders and other appropriate sources. As necessary and appropriate, the Company may retain the services of an executive search firm to assist in the identification of future director candidates. The Nominating Committee evaluates all of these candidates using the qualifications and standards discussed above. The Nominating Committee evaluates candidates at regular or special meetings called at any point during the year.

Stockholder Communications with the Board.

     The Board has implemented a process pursuant to which SPSS stockholders may send communications to the Board. This policy, titled "Communications with the Board of Directors," was unanimously approved by the Company's independent directors. A copy of this policy is posted on the Company's website at http://www.spss.com.

     Pursuant to this policy, SPSS stockholders may, at any time, direct communications to the Board through the Board's Audit Committee. The contact information for each Audit Committee member is listed in the policy. A stockholder communication may be submitted on an anonymous basis. After a stockholder communication is submitted to the Audit Committee, the Audit Committee will respond in the following manner. Within five business days following the receipt of a stockholder communication, the Audit Committee will hold a meeting via telephone to initiate a preliminary evaluation of the stockholder communication and may consult, as appropriate, with any advisors to the Audit Committee. If no further investigation or discussion is required, the Audit Committee will (a) report the contents of the stockholder communication and the Audit Committee's response to the entire Board at the next regularly scheduled Board meeting; and (b) respond to the Stockholder Communication in writing, if the stockholder communication requests a written response and provides a clear and accurate mailing address to which such response should be directed. If the Audit Committee determines that the stockholder communication warrants further investigation, the Audit Committee will (a) proceed with a further investigation of the matters raised by the stockholder communication;
(b) maintain an official record of each investigation, (c) upon completion of the investigation, inform the Board (through written correspondence or at a meeting of the Board) of its conclusion and recommended course of action; and
(d) follow the procedures set forth in the SPSS Code of Business Conduct and Ethics in taking any necessary remedial action.

     Additionally, interested persons may communicate, on a confidential basis, with the independent Board members by contacting the Board's Lead Director. The Lead Director's contact information is listed in the policy. Finally, at each Annual Meeting of Stockholders, SPSS stockholders will have the opportunity to direct questions to the Board.

REPORT OF THE SPSS AUDIT COMMITTEE

     The Audit Committee of the Board consists of three independent directors, as required by the Nasdaq National Market listing standards. The members of the Audit Committee are Mr. Charles R. Whitchurch, Mr. Michael Blair and Mr. Michael
E. Lavin. The Audit Committee operates under a written charter adopted by the Audit Committee and ratified by the Board. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

     The Audit Committee is responsible for overseeing and monitoring management's implementation of the Company's accounting and financial reporting process and financial audits. In discharging its oversight role, the Audit Committee reviewed the audited consolidated financial statements of SPSS as of and for the year ended December 31, 2005. Management of SPSS is responsible for the Company's consolidated financial statements and reporting process, including the system of internal controls. Grant Thornton LLP, the Company's registered independent public accounting firm, is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

     The Audit Committee also met and held discussions with each of management, the Company's internal auditors and Grant Thornton. The Audit Committee reviewed and discussed the Company's consolidated financial statements with management and Grant Thornton, and management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee met privately with Grant Thornton, and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61. In addition, the Audit Committee received from Grant Thornton the written disclosures and the letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Grant Thornton its independence from SPSS and its management.

     Based on the Audit Committee's discussions with management, the Company's internal auditors and Grant Thornton, and the Audit Committee's review of management's representations and Grant Thornton's disclosures made to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also selected Grant Thornton LLP as the Company's independent auditors for fiscal year 2006.

                                          BY THE AUDIT COMMITTEE

                                          Charles R. Whitchurch
                                          Michael Blair
                                          Michael E. Lavin

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows, as of March 13, 2006, the number and percentage of shares of Common Stock beneficially owned by:

     - each person known by SPSS to own beneficially more than 5% of the outstanding shares of Common Stock;

     - each director of SPSS and each director nominee;

     - each named executive officer of SPSS; and

     - all directors and executive officers of SPSS as a group.

     Unless otherwise indicated in a footnote, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

                                                                    SHARES
                                                              BENEFICIALLY OWNED
                                                              -------------------
NAME                                                           NUMBER     PERCENT
----                                                          ---------   -------
Norman H. Nie, individually, as Trustee of the Norman H. Nie
  Revocable Trust and as a Director and President of the
  Norman and Carol Nie Foundation, Inc.(1)(18)..............    601,616     3.13%
Brown Capital Management, Inc.(2)(18).......................  1,213,475     6.34%
T. Rowe Price Associates, Inc.(3)(18).......................  1,924,403    10.05%
Daruma Asset Management, Inc.(4)(18)........................  1,089,050     5.69%
Barclays Global Investors, NA(5)(18)........................    926,858     4.84%
Jack Noonan(6)(18)..........................................    597,042     3.03%
Raymond H. Panza(7)(18).....................................     77,237        *
Jonathan Otterstatter(8)(18)................................    237,643     1.23%
John Shap(9)(18)............................................     11,139        *
Douglas P. Dow(10)(18)......................................     62,811        *
Merritt M. Lutz(11)(18).....................................     65,000        *
Michael D. Blair(12)(18)....................................     70,833        *
Promod Haque(13)(18)........................................     50,000        *
William Binch(14)(18).......................................     30,000        *
Kenneth Holec(18)...........................................          0        *
Charles R. Whitchurch(15)(18)...............................     18,333        *
Michael E. Lavin(16)(18)....................................      3,499        *
All directors and executive officers as a group (14
  persons)(17)..............................................  1,829,370      9.0%

---------------

  * The percentage of shares beneficially owned does not exceed 1% of the Common Stock.

 (1) Includes 65,000 shares through options exercisable within 60 days, 47,263 shares held of record by the Norman and Carol Nie Foundation, Inc. and 489,353 shares held by the Norman H. Nie Revocable Trust, dated November 15, 1991. Dr. Nie shares voting and investment power over the 47,263 shares held by the Norman and Carol Nie Foundation, Inc. with Carol Nie.

 (2) Brown Capital Management, Inc. is the beneficial owner of 1,213,475 shares of Common Stock and an investment advisor in accordance with Section 203 of the Investment Advisers Act of 1940, as amended. This information was taken from the Schedule 13G/A dated December 31, 2005 and filed with the Securities and Exchange Commission by Brown Capital Management, Inc. on February 6, 2006.

 (3) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The information regarding these securities was taken from the Schedule 13G/A dated February 14, 2006 and filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. on February 14, 2006.

 (4) Daruma Asset Management, Inc. is the beneficial owner of 1,089,050 shares of Common Stock and an investment advisor in accordance with Section 203 of the Investment Advisers Act of 1940, as amended. This information was taken from the Schedule 13G/A dated February 13, 2006 and filed with the Securities and Exchange Commission by Daruma Asset Management, Inc. on February 13, 2006.

 (5) Barclays Global Investors, NA is the beneficial owner of 926,858 shares of Common Stock and a bank as defined in Section 3(a)(6) of the Exchange Act. This information was taken from the Schedule 13G dated January 31, 2006 and filed with the Securities and Exchange Commission by Barclays Global Investors, NA on January 26, 2006. Based on the information available as of the date on which this Schedule 13G was filed, at such time, the shares of Common Stock owned by Barclays Global Investors, NA exceeded 5% of the outstanding shares of Common Stock.

 (6) Includes 535,483 shares through options exercisable within 60 days.

 (7) Includes 75,922 shares through options exercisable within 60 days.

 (8) Includes 205,348 shares through options exercisable within 60 days and 333 shares registered in the name of each of Mr. Otterstatter's three children.

 (9) Includes 9,824 shares through options exercisable within 60 days.

(10) Includes 61,564 shares through options exercisable within 60 days.

(11) Includes 65,000 shares through options exercisable within 60 days.

(12) Includes 70,000 shares through options exercisable within 60 days.

(13) Includes 50,000 shares through options exercisable within 60 days.

(14) Includes 30,000 shares through options exercisable within 60 days.

(15) Includes 18,333 shares through options exercisable within 60 days.

(16) Includes 2,499 shares through options exercisable within 60 days.

(17) Includes 1,191,391 shares through options exercisable within 60 days and shares to be issued upon the vesting of restricted share units within 60 days.

(18) The business address of each of Dr. Nie, Mr. Noonan, Mr. Panza, Mr. Otterstatter, Mr. Shap, Mr. Dow, Mr. Binch, Mr. Blair, Mr. Holec and Mr. Lavin is the office of SPSS at 233 South Wacker Drive, Chicago, Illinois 60606. The business address for Mr. Lutz is the office of Morgan Stanley Dean Witter & Co., 750 Seventh Avenue, 16th Floor, New York, New York 10019. The business address for Dr. Haque is Norwest Venture Partners, 525 University Avenue, Suite 800, Palo Alto, California 94301. The business address for Mr. Whitchurch is the office of Zebra Technologies Corporation, 333 Corporate Woods Parkway, Vernon Hills, Illinois 60061. The business address for Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, Maryland 21202. The business address for the T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. The business address for Daruma Asset Management, Inc. is 80 West 40th Street, 9th Floor, New York, New York 10018. The business address for Barclays Global Investors, NA is 45 Fremont Street, San Francisco, California 94105.

                                 PROPOSAL NO. 2

                                APPROVAL OF THE
             SECOND AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

     On April 25, 2002, SPSS established its 2002 Equity Incentive Plan (the "Plan"), pursuant to which it can award stock options and a variety of other equity incentives to directors, officers, employees and independent contractors of SPSS and any of its subsidiaries. The purpose of the Plan is to further the success of SPSS by attracting and retaining key management and other talent and providing such persons incentives and rewards tied to the Company's business success. The Board unanimously approved the Plan and the SPSS stockholders approved the adoption of the Plan at the 2002 annual meeting of stockholders. The SPSS stockholders approved certain amendments to the Plan at the 2003 annual meeting of stockholders. The SPSS stockholders then approved an amendment and restatement of the Plan in the form of the Amended and Restated 2002 Equity Incentive Plan (the "Amended and Restated Plan") at the 2004 annual meeting of stockholders.

     On February 2, 2006, the Board approved an amendment and restatement of the Amended and Restated Plan in the form of the Second Amended and Restated 2002 Equity Incentive Plan (the "Second Amended and Restated Plan") attached as Appendix B to this Proxy Statement. Approval of the Second Amended and Restated Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     A broker who is a member of the New York Stock Exchange may not vote on the adoption of or a material amendment to an equity compensation plan without instructions from the beneficial owner of the shares held by such broker. Although SPSS Common Stock is listed on the NASDAQ National Market, SPSS stockholders' brokers may be members of both the NASDAQ and the NYSE, and, as such, this rule may preclude these brokers from voting on this Proposal No. 2 without specific instruction.

GENERAL

     The Board recommends stockholder approval of the Second Amended and Restated Plan. The Second Amended and Restated Plan modifies the Amended and Restated Plan in order to:

     1. Authorize a total of 2,000,000 additional shares of Common Stock to be authorized to be issued or transferred (i) upon the exercise of Option Rights that qualify as Nonqualified Stock Options or of Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, or (iii) upon vesting and payment of Share Units.

     2. Make changes designed to ensure compliance with Section 409A of the Internal Revenue Code ("Code Section 409A"). These changes are further described below.

     3. Add a formula grant of Share Units to be issued to Non-Employee Directors of the Company. Under the Second Amended and Restated Plan, Non-Employee Directors are entitled to receive a grant of Share Units upon initial election or appointment to the Board. In addition, on the first business day of the first month following each year's annual meeting of stockholders held for the purpose of electing directors, the Company will automatically grant Share Units to each Non-Employee Director serving as a member of the Board on that date. The number of Share Units subject to each award is generally determined by dividing $30,000 by the fair market value of a single share of Common Stock on the award date and rounding up to the nearest whole number.

     4. Modify the date on which the Non-Employee Directors receive their annual formula grant of an Option Right to purchase 5,000 shares of Common Stock. The old Date of Grant for this Option Right was July 1 of each year. The new Date of Grant is the first business day of the first month following each year's annual meeting of stockholders held for the purpose of electing directors.

     As of March 13, 2006, a total of 1,591,151 shares of Common Stock were subject to outstanding Option Rights, Restricted Shares and Share Units held by approximately 259 Participants under the Amended and Restated Plan. As of March 13, 2006, a total of only 267,924 shares of Common Stock remain available for issuance under the Amended and Restated Plan. Of this total, 0 shares of Common Stock are available to be issued or transferred upon the exercise of Option Rights that qualify as Incentive Stock Options and 267,924 shares of Common Stock are available to be issued or transferred upon the exercise of Option Rights that qualify as Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial risks of forfeiture thereof, or upon vesting and payment of Share Units. Upon stockholder approval of the Second Amended and Restated Plan, an additional 2,000,000 shares of Common Stock would be available to be issued or transferred under the Second Amended and Restated Plan upon the exercise of Option Rights that qualify as Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial risks of forfeiture thereof, or upon vesting and payment of Share Units.

     The market value of SPSS Common Stock on March 13, 2006 (based on the closing price reported by the Nasdaq National Market) was $33.06 per share.

     The principal features of the Second Amended and Restated Plan are summarized below. This summary is qualified in its entirety by reference to the Second Amended and Restated Plan itself, attached as Appendix B to this Proxy Statement. Capitalized terms that appear in this summary, but are not defined in this summary, are intended to have the meanings ascribed to such terms in the Second Amended and Restated Plan.

ADMINISTRATION

     The Second Amended and Restated Plan is administered by the Board. The Board has delegated exclusive authority to administer the Second Amended and Restated Plan to the Compensation Committee (unless otherwise rescinded). The Compensation Committee shall be composed of three or more independent Board members. The Board is also authorized to establish, adopt and revise rules relating to the administration of the Second Amended and Restated Plan.

ELIGIBILITY AND PARTICIPATION

     There are four classes of participants under the Second Amended and Restated Plan (the "Participants"): (i) Non-Employee Directors, (ii) officers,
(iii) non-officer employees and (iv) independent contractors of the Company or its subsidiaries who are approved by the Board to receive a benefit under the Second Amended and Restated Plan. The Company has 7 eligible Non-Employee Directors (following the Annual Meeting), approximately 15 eligible officers, approximately 1,125 eligible non-officer employees and approximately 15 eligible independent contractors.

     Generally, awards are made to Participants who the Compensation Committee determines have the capacity to contribute in substantial measure to the successful performance of the Company and for whom participation will serve as a valuable performance incentive. The Company has received and will receive continued service by the Participants as consideration for the grant of rights under the Second Amended and Restated Plan.

AMENDMENT AND TERMINATION

     The Board may amend, terminate or suspend the Second Amended and Restated Plan at any time, subject to the limitations on prohibited amendments set forth therein. However, the Board may not make a Material Amendment to the Second Amended and Restated Plan without obtaining approval of such Material Amendment from a majority of the Company's stockholders. Amendments considered to be material amendments are: (a) any increase in the number of shares to be issued under the Second Amended and Restated Plan (other than as specifically authorized therein); (b) any material increase in the benefits to Participants, including any change in the Second Amended and Restated Plan to (i) permit a repricing (or decrease in exercise price) of outstanding Option Rights or Appreciation Rights, (ii) reduce the price at which Option Rights, Appreciation Rights, Restricted Shares or Share Units may be offered or (iii) extend the duration of the Second Amended and Restated Plan; (c) any modification of the class of Participants eligible to participate in the Second Amended and Restated Plan, (d) any expansion in the types of awards provided under the Second Amended and Restated Plan and (e) any other amendment that would qualify as a

"material amendment" under the NASDAQ National Market listing standards, as amended from time to time.

COMPLIANCE WITH LAWS

     The Second Amended and Restated Plan is intended to conform to the extent necessary with the Internal Revenue Code of 1986, as amended (the "Code"), all provisions of the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), all rules and regulations promulgated by the Securities and Exchange Commission pursuant to the Securities Act and the Exchange Act and the listing standards of the NASDAQ National Market. The Second Amended and Restated Plan will be administered, and the awards granted and exercised, only in such a manner as to conform to these laws, rules and regulations. To the extent permitted by applicable law, the Second Amended and Restated Plan and the awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Special Compliance with Code Section 409A: In 2004, the U.S. Congress enacted Code Section 409A, which imposes certain new requirements on nonqualified deferred compensation plans that provide for the deferral of compensation after December 31, 2004 or that are materially modified after October 3, 2004. The Second Amended and Restated Plan contains a number of new provisions, discussed in further detail below, designed to help ensure compliance with Code Section 409A. It is intended that grants under the Second Amended and Restated Plan of Option Rights, Appreciation Rights, Restricted Shares, and Share Units that are subject to a substantial risk of forfeiture on the Date of Grant do not provide for a "deferral of compensation" within the meaning of Code Section 409A. It is further intended that grants of Share Units that are immediately vested and nonforfeitable on the Date of Grant comply with the requirements of Code Section 409A by including fixed payment dates and prohibiting the acceleration of payments, except in certain limited circumstances. The Second Amended and Restated Plan shall be interpreted for all purposes and operated to the extent necessary in order to comply with this intent.

SHARES AVAILABLE UNDER THE SECOND AMENDED AND RESTATED PLAN

     The number of Common Shares that may be issued or transferred under the Second Amended and Restated Plan upon the exercise of Incentive Stock Options may not exceed a maximum of 79,646. The number of Common Shares that may be issued or transferred under the Second Amended and Restated Plan upon the exercise of Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial forfeiture thereof, or upon vesting and payment of Share Units may not exceed a maximum of 4,420,354. Any Common Shares subject to Option Rights, Appreciation Rights, Restricted Shares or Share Units that are granted and are subsequently expired, terminated or cancelled without requiring the Company to use all of the shares reserved for the grant are, once again, available for grant and issuance under the Second Amended and Restated Plan. The Board or the Compensation Committee, as applicable, will make appropriate adjustments in the number of shares subject to the Second Amended and Restated Plan and to outstanding awards thereunder to reflect any dividend, stock split, recapitalization, merger, consolidation, spin-off, split-off, reorganization, liquidation or any other similar corporate transaction.

AWARDS UNDER THE SECOND AMENDED AND RESTATED PLAN

     Option Rights. Option Rights granted under the Second Amended and Restated Plan may be either Incentive Stock Options, which are intended to meet the requirements defined in Section 422 of the Code, or Nonqualified Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries.

     The Board, in its sole discretion, determines the number of Option Rights that each Participant receives under the Second Amended and Restated Plan. With respect to Non-Employee Directors, however, the Second Amended and Restated Plan includes a Formula Grant providing that (a) each Non-Employee Director will automatically receive an Option Right to purchase 10,000 Common Shares on the initial date that such Non-Employee Director is first elected or appointed as a new director of the Company, which

Option Right will vest ratably over a three-year period (the "Initial Option Right Grant") and (b) on the first business day of the first month following the date of each year's annual meeting of stockholders held for the purpose of electing directors, the Company will automatically grant to each Non-Employee Director serving as a member of the Board on that date an Option Right to purchase 5,000 Common Shares, which Option Right will vest in full immediately upon the date of grant (the "Annual Option Right Grant"). If a Non-Employee Director is first elected or appointed to the Board within the calendar month prior to, or in which occurs, the date on which an Annual Option Right Grant is made for such year, the Non-Employee Director shall not be entitled to receive the Annual Option Right Grant during the year in which the Non-Employee Director was initially elected or appointed to the Board. Option Rights issued pursuant to both the Initial Option Right Grant and the Annual Option Right Grant shall have an exercise price equal to the fair market value of the Common Shares on the date of grant.

     The price per share of Common Shares at which each Option Right is exercisable (the "Option Price") is determined by the Board at the time of grant. The Option Price with respect to Nonqualified Stock Options may not be and shall never become less than 100% of the fair market value of the Common Shares on the date the Option Right is granted. The Option Price with respect to Incentive Stock Options may not be and shall never become less than 100% of the fair market value of the Common Shares on the date the Option Right is granted and may not be less than 110% of the fair market value of the Common Shares on the date the Option Right is granted, if at the time the Option Right is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of the Common Shares. Under the terms of the Second Amended and Restated Plan, the fair market value of Common Shares is defined as the closing price per share as reported by the NASDAQ National Market on that day, or if Common Shares were not traded on that day, then the immediately preceding day on which the stock traded.

     The Second Amended and Restated Plan permits holders of Option Rights to pay the exercise price for such Option Rights in several ways, including (i) in cash, (ii) by surrendering Option Right shares having a market value per share equal to the Option Price, (iii) by having the Company reduce the number of Common Shares distributed by a number of Common Shares having a value equal to the total Option Price or (iv) by deferred payment of the full purchase price of the Common Shares from the proceeds of a sale, through a bank or broker, on the exercise date of some or all of the Common Shares underlying the Option Right to which such exercise relates.

     In the event that a Participant in a management position at the Company tenders by attestation Common Shares in payment of the exercise price of an Option Right or payment of any withholding taxes due with respect to an Option Right, subject to Board approval, the Participant may receive an additional Option Right to purchase that number of Common Shares equal to the number of shares constructively tendered.

     The Second Amended and Restated Plan has a term of ten years. The period during which each Option Right may be exercised is determined by the Board, but may not be more than ten years from the Date of Grant. Option Rights are exercisable at such time and under such conditions as are set forth in the Option Right grant. However, in no event may an Incentive Stock Option granted to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of the Common Shares be exercised subsequent to the day before the fifth anniversary of the date on which the Incentive Stock Option was granted. Incentive Stock Options must be exercised within three months after the termination of a Participant's employment for reasons other than death or disability. Incentive Stock Options may be exercised within one year after a Participant's death or termination due to disability.

     For the purpose of complying with Code Section 409A, the Second Amended and Restated Plan does not permit an Option Right, once granted, to be modified, extended or renewed, if such modification, extension or renewal would cause the Option Right to constitute a "deferral of compensation" or to contain an additional deferral feature within the meaning of Code Section 409A.

     Appreciation Rights. Appreciation Rights granted to Participants under the Second Amended and Restated Plan entitle the holder to receive from the Company consideration with a value equal to the excess of the market value of the Common Shares on the date when the Appreciation Right is exercised over the price at which the Appreciation Right was granted, as set forth in the applicable Appreciation Right agreement.

Any grant may provide that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives. Additional restrictions, including restrictions on the exercise of Appreciation Rights or the amount of gain realizable therefrom, may be imposed by the Board in the applicable Appreciation Right Agreement. As of the record date, SPSS has not issued any Appreciation Rights under the Plan.

     The base price used to determine the value of an Appreciation Right is determined by the Board at the time of grant, but may not be and shall never become less than 100% of the fair market value of the Common Shares on the date of Appreciation Right is granted. The period during which each Appreciation Right may be exercised is determined by the Board, but may not be more than ten years from the Date of Grant.

     For the purpose of complying with Code Section 409A, the Second Amended and Restated Plan does not permit an Appreciation Right, once granted, to be modified, extended or renewed, if such modification, extension or renewal would cause the Appreciation Right to constitute a "deferral of compensation" or to contain an additional deferral feature within the meaning of Code Section 409A.

     Restricted Shares. Restricted Shares may be granted to Participants in such number and at such times as the Board determines. Participants who receive Restricted Shares have all the rights of stockholders with respect to such shares, including the right to vote the shares and receive all dividends or other distributions made or paid with respect to such shares. Restricted Shares are subject, at the Date of Grant, to a substantial risk of forfeiture, for a period determined by the Board.

     The Second Amended and Restated Plan authorizes the Company to provide for dividends to be payable on Restricted Shares. Such dividends will generally be payable in cash, unless otherwise provided for under the applicable Restricted Share Agreement. For the purpose of complying with Code Section 409A, the Second Amended and Restated Plan requires that any cash dividends on Restricted Shares be automatically reinvested in additional Restricted Shares, and any cash dividend so reinvested to vest and be distributed at the same time as the Restricted Shares to which it relates.

     Share Units. In general, a Share Unit granted under the Second Amended and Restated Plan entitles the holder to receive a Common Share at some future date (unless the Share Unit Agreement provides that payment shall be in some other form, such as cash).

     A Share Unit generally does not confer upon the holder any of the rights of ownership of a Common Share (including, without limitation, the right to vote or the right to receive dividends or other distributions). However, the Company has the sole discretion to permit dividend equivalents to be paid on Share Units. Such dividend equivalents will generally be payable in cash, unless the applicable Share Unit Agreement provides otherwise. For the purpose of complying with Code Section 409A, the Second Amended and Restated Plan requires that any cash dividend equivalents on Share Units be automatically credited in the form of additional Share Units, and any cash dividend equivalent so credited to vest and be distributed at the same time as the Share Units to which it relates.

     The Board, in its sole discretion, determines both the number of Share Units that each Participant may receive under the Second Amended and Restated Plan as well as the period(s) and/or event(s) during and/or as a result of which the Share Units will be subject to a substantial risk of forfeiture. Share Units granted to any Participant other than a Non-Employee Director are known as "Restricted Share Units." Restricted Share Units that have not been previously forfeited pursuant to the terms of a Share Unit Agreement are generally paid in an equal number of Common Shares (i.e. one Common Share for each Restricted Share Unit granted), unless otherwise provided under the terms of the Share Unit Agreement, on the date on which the Restricted Share Units are no longer subject to a substantial risk of forfeiture (the "Vesting Date"). For the purpose of complying with Code Section 409A, if payment of Restricted Share Units on the Vesting Date is administratively impracticable, payment generally occurs as soon as administratively practicable after the Vesting Date, but in any event no later than March 15 of the year following the year in which the Vesting Date occurs.

     With respect to Non-Employee Directors, the Second Amended and Restated Plan includes a Formula Grant providing that each Non-Employee Director will automatically receive grants of Share Units known as "Deferred Share Units" as follows: (a) each Non-Employee Director will automatically receive a Deferred Share Unit award on the initial date that such Non-Employee Director is first elected or appointed as a new director of the Company (the "Initial DSU Grant") and (b) on the first business day of the first month following each year's annual meeting of stockholders held for the purpose of electing directors, the Company will automatically grant a Deferred Share Unit award to each Non-Employee Director serving as a member of the Board on that date (the "Annual DSU Grant"). If a Non-Employee Director is first elected or appointed to the Board within the calendar month prior to, or in which occurs, the date on which an Annual DSU Grant is made for such year, the Non-Employee Director shall not be entitled to receive the Annual DSU Grant during the year in which the Non-Employee Director was initially elected or appointed to the Board. The number of Deferred Share Units awarded in connection with both the Initial DSU Grants and the Annual DSU Grants is generally determined by dividing $30,000 by the fair market value of a single Common Share as of the award date and rounding up to the nearest whole number. 50% of a Non-Employee Director's Deferred Share Units will be paid on the date on which the Non-Employee Director separates from service with the Company, and the remaining 50% on the date which is six months after the date on which the Non-Employee Director separates from service with the Company. Deferred Share Units are 100% vested and nonforfeitable on the Date of Grant, provided, however, that if a Non-Employee Director is dismissed from the Board for Cause or engages in any activity within the six months following separation from service with the Company that otherwise would have resulted in dismissal from the Board for Cause, then the director will immediately forfeit its Deferred Share Units.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following discussion summarizes the material federal income tax consequences of participation in the Second Amended and Restated Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in the law. This discussion does not address state, local or foreign tax consequences.

     Incentive Stock Options. An optionee will not recognize any income upon either grant or exercise of an Incentive Stock Option, although the exercise may subject the optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time of exercise over the Option Price of the shares is included in income for purposes of the alternative minimum tax. The treatment of any gain realized upon sale or other disposition of the Common Shares received upon exercise of an Incentive Stock Option will depend on the holding period. If the optionee does not dispose of the stock received within either one year after the exercise of the Incentive Stock Option or two years after grant, any gain realized upon disposition will be characterized as long-term capital gain. If this holding period requirement is not satisfied, such disposition will be a disqualifying disposition. In such a case, the optionee will be required to recognize as ordinary compensation income the excess of the fair market value of the Incentive Stock Option at the time of exercise over the exercise price. This ordinary income will be added to the basis of the underlying stock to determine the amount of capital gain, if any, which also must be recognized on disposition of the stock. The character of any additional capital gain as long or short term will depend on the optionee's holding period for the stock. If the price that the optionee receives for the stock in a disqualifying disposition is less than the fair market value of the stock on the exercise date, the amount of ordinary compensation income required to be recognized equals the amount of gain recognized on the disqualifying disposition.

     The Company is entitled to a deduction with respect to an Incentive Stock Option only in the taxable year of the Company in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

     Nonqualified Stock Options. An optionee will not recognize any income upon either grant or vesting of a Nonqualified Stock Option. Upon exercise of any part of a Nonqualified Stock Option, the optionee will recognize ordinary income in an amount equal to the difference between the Option Price and the then fair market value of the shares acquired, assuming the shares are freely transferable or are not subject to a substantial risk of forfeiture. If the shares are not freely transferable and are subject to a substantial risk of forfeiture, the shares will be considered "Restricted Shares." An optionee who receives Restricted Shares on exercise of a Nonqualified Stock Option will not be subject to tax on exercise unless the recipient makes an election under Section 83(b) of the Code. Instead, such recipient will be subject to tax at ordinary income rates at the time of the expiration or earlier termination of the restriction period in an amount equal to the excess of the fair market value of the Restricted Shares at the time that the restriction period lapses or terminates over the Option Price, and the recipient's holding period for the Restricted Shares will begin on the date the restriction period lapses or terminates. If a holder makes an election under
Section 83(b) of the Code, the holder will be subject to tax at ordinary income rates in an amount equal to the excess of the fair market value of the Restricted Shares at the date of option exercise over the Option Price, and the recipient's holding period for the Restricted Shares will begin on such option exercise date. If the Restricted Shares are forfeited, the holder will not be entitled to a deduction in respect of income recognized as a consequence of the
Section 83(b) election. A capital loss deduction will be available, however, for any amount paid for the forfeited shares.

     In general, upon a subsequent disposition of shares, the optionee's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the optionee's income. Any gain or loss recognized on such disposition would generally be taxed as long-term or short-term capital gain or loss depending on the length of time the optionee is deemed to have held these shares and the holding period in effect at the time.

     The Company will be entitled to a deduction for federal income tax purposes upon exercise of a Nonqualified Stock Option in an amount equal to the ordinary income recognized by the optionee, provided that the deduction is not otherwise disallowed under the Code. The Company must withhold taxes from the optionee's compensation with respect to the ordinary income recognized by the optionee upon exercise.

     Appreciation Rights. The treatment of Appreciation Rights is essentially the same as the treatment of Nonqualified Stock Options granted under the Plan.

     Restricted Shares. The recipient of Restricted Shares will not be subject to tax upon grant, unless the recipient makes an election under Section 83(b) of the Code. Assuming no election under Section 83(b) is made, the holder will be subject to tax at ordinary income rates at the time of the expiration or earlier termination of the restriction period in an amount equal to the excess of the fair market value of the Restricted Shares at the time that the restriction period lapses or terminates over the amount paid for the stock and the recipient's holding period for the Restricted Shares will begin on the date the restriction period lapses or terminates. If a holder makes an election under
Section 83(b) of the Code, the holder will be subject to tax at ordinary income rates based on the fair market value of the Restricted Shares at the date of grant, and the recipient's holding period begins on such grant date. If the Restricted Shares are forfeited, the holder will not be entitled to a deduction in respect of income recognized as a consequence of the Section 83(b) election. A capital loss deduction will be available, however, for any amount paid for the forfeited shares.

     In general, upon a subsequent disposition of shares, the recipient's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the recipient's income. Any gain or loss recognized on such disposition would generally be taxed as long-term or short-term capital gain or loss depending on the length of time the recipient is deemed to have held these shares and the holding period in effect at the time.

     The Company must withhold taxes and will be entitled to a deduction with respect to the amount of ordinary income recognized by an employee, unless otherwise disallowed under the Code.

     Share Units. The recipient of Share Units will not be subject to tax upon grant. A holder of Share Units will be subject to tax at ordinary income rates at the time when the Share Units are distributed to the holder in the form of Common Shares (or in such other form as the Share Unit Agreement may provide). If the Share Units are distributed in the form of Common Shares, the holder will include in taxable income for the year in which the distribution is made an amount equal to the excess of the fair market value of the Common Shares at the time they are issued over any amount paid for such shares.

     In general, upon a subsequent disposition of shares, the recipient's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the recipient's income. Any gain or loss recognized on such disposition would generally be taxed as long-term or short-term capital gain or loss depending on the length of time the recipient is deemed to have held these shares and the holding period in effect at the time.

     The Company must withhold taxes and will be entitled to a deduction with respect to the amount of ordinary income recognized by an employee, unless otherwise disallowed under the Code.

     Special Considerations under Code Section 409A

     Section 409A of the Internal Revenue Code of 1986, as amended ("Code
Section 409A") is effective in general for any compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Compensation deferred under a nonqualified plan prior to that date is also subject to the new requirements if the plan is "materially modified" on or after October 4, 2004. A nonqualified plan is materially modified if any new benefit or right is added to the plan or any existing benefit or right is enhanced.

     If at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Code Section 409A, or is not operated in accordance with those requirements, all amounts (including earnings) deferred under the plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Code Section 409A, the amount also is subject to an additional income tax of 20% and enhanced interest.

     In addition, the requirements of Code Section 409A are applied as if (a) a separate plan or plans is maintained for each participant, and (b) all compensation deferred with respect to a particular participant under an account balance plan is treated as deferred under a single plan, all compensation deferred under a nonaccount balance plan is treated as deferred under a separate single plan, all compensation deferred under a plan that is neither an account balance plan nor a nonaccount balance plan (for example, equity-based compensation) is treated as deferred under a separate single plan, and all compensation deferred pursuant to an involuntary separation pay arrangement is treated as deferred under a separate single plan. Thus, if a plan failure under Code Section 409A relates only to a single participant, then only the compensation deferred by that particular participant will be includable in income and subject to the additional income tax and interest; but any amount deferred by the participant under a different plan of a similar basic type will be includable in income and subject to the additional income tax and interest as well.

     In general, stock options and stock appreciation rights do not provide for a deferral of compensation subject to Code Section 409A, provided certain conditions are met. Restricted Share awards also generally do not provide for a deferral of compensation subject to Code Section 409A, except in certain limited circumstances. Share Units also generally do not provide for a deferral of compensation subject to Code Section 409A, unless the Share Units are received more than 2 1/2 months beyond the end of the first taxable year (employee's or employer's, whichever is later) in which they are no longer subject to a substantial risk of forfeiture. In each case, the Second Amended and Restated Plan has been designed with the intent that the arrangements under which participants receive Option Rights, Appreciation Rights, Restricted Shares, and Share Units that are subject to a substantial risk of forfeiture on the Date of Grant do not provide for a "deferral of compensation" subject to Code Section 409A.

     The Second Amended and Restated Plan also provides for certain automatic grants of 100% vested Share Units to Non-Employee Directors of the Company. Because these Share Units are not subject to a substantial risk of forfeiture, if a Non-Employee Director receives them on a date which is more than 2 1/2 months beyond the end of the year in which the Non-Employee Director first acquired a legally binding right to them, then they will generally constitute a "deferral of compensation" subject to Code Section 409A. Because Non-

Employee Directors are not able to submit initial deferral elections with respect to these Share Units or elections as to the time or form of payment of these Share Units, the requirements of Code Section 409A as they relate to these elections do not apply. Similarly, because these Share Units are only payable upon a fixed event (separation from service) or at a fixed time (six months after separation from service), this arrangement satisfies the requirements under Code Section 409A regarding permissible distribution events and times. Finally, the Second Amended and Restated Plan includes a provision prohibiting the acceleration of the timing or schedule of payment of these Share Units to any Non-Employee Director, except in the limited circumstances specifically permitted under Code Section 409A. Thus, the Second Amended and Restated Plan has been designed with the intent that the arrangement under which Non-Employee Directors receive certain automatic grants of 100% vested Share Units complies with the requirements of Code Section 409A.

     Cap on Company Deductions for Certain Compensation. Under the Omnibus Reconciliation Act of 1993 (the "Act"), certain compensation payments in excess of $1 million are subject to a cap on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executives. Certain performance-based compensation is not subject to the cap on deductibility. Stock options and stock appreciation rights can qualify for this performance-based exception, but only if they are granted by the Compensation Committee, they are granted at fair market value, the total number of shares that can be granted to an executive for any period is stated, and stockholder and Board approval is obtained. The Company intends to administer the Appreciation Right, Incentive Stock Option and Nonqualified Stock Option portions of the Plan to comply with these performance-based criteria.

     Restricted Shares do not satisfy the definition of performance-based compensation unless the granting or vesting of the Restricted Shares is based upon the attainment of specified performance goals.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement, the Compensation Committee has not made a determination with regard to specific awards to be granted under the Second Amended and Restated Plan, if approved by our stockholders. Awards that might be made under the Second Amended and Restated Plan to the Company's executive officers and non-executive officer employees will depend on both the discretionary actions of the Compensation Committee and the fair market value of the Common Shares at various future dates. As such, it is not currently possible to determine the benefits that might be received by these persons.

     Nevertheless, the Second Amended and Restated Plan, if approved by the Company's stockholders, will provide for the following formula grants to Non-Employee Directors during fiscal year 2006: (a) 5,000 Common Shares to be received upon the exercise of an Option Right to be granted to each Non-Employee Director on the first business day of the first month following the date of the Annual Meeting; and (b) Deferred Share Units with a value of $30,000 to be granted to each Non-Employee Director on the first business day of the first month following the date of the Annual Meeting. The following table sets forth the number of Common Shares underlying these awards.

                            NEW PLAN BENEFITS TABLE
             SECOND AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

                                                   OPTION RIGHTS           DEFERRED SHARE UNITS
                                              ------------------------   ------------------------
                                                           NUMBER OF                  NUMBER OF
                                                         COMMON SHARES              COMMON SHARES
                                               DOLLAR     UNDERLYING      DOLLAR     UNDERLYING
NAME AND PRINCIPAL POSITION                   VALUE($)      AWARDS       VALUE($)      AWARDS
---------------------------                   --------   -------------   --------   -------------
Current Non-Executive Directors as a Group
  (7 persons following the Annual
  Meeting)(1)...............................     (2)        35,000(3)    $210,000(4)     6,356(5)

---------------

(1) Assumes re-election of the Company's Non-Employee Directors standing for re-election at the Annual Meeting.

(2) The dollar value of these awards will be based on the market value of the Common Shares on the date of grant, and is not determinable as of the date of this Proxy Statement.

(3) The information provided reflects an Option Right to purchase 5,000 Common Shares to be issued to each of 7 Non-Employee Directors.

(4) The information provided reflects Deferred Share Units with a value of $30,000 to be issued to each of 7 Non-Employee Directors.

(5) The number of Deferred Share Units to be issued in connection with each award is determined by dividing $30,000 by the market value of the Common Shares on the date of grant which is not determinable as of the date of this Proxy Statement. For purposes of this disclosure, the fair market value of the Common Shares is assumed to be the market value on March 13, 2006, the record date for the Annual Meeting.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The table below sets forth information with regard to securities authorized for issuance under Company's equity compensation plans as of December 31, 2005. As of December 31, 2005, SPSS had two active equity compensation plans: (1) the Amended and Restated 2002 Equity Incentive Plan (the "2002 Plan") and (2) the SPSS Inc. Employee Stock Purchase Plan (the "ESPP"). SPSS has three additional equity compensation plans under which exercisable options remain outstanding. These three plans were terminated and are now considered inactive because securities no longer remain available for future issuance under these plans. These three terminated equity compensation plans are: the 2000 Equity Incentive Plan (the "2000 Plan"), the 1999 Employee Equity Incentive Plan (the "1999 Plan") and the Third Amended and Restated 1995 Equity Incentive Plan (the "1995 Plan"). Information regarding the 2000 Plan, the 1999 Plan and the 1995 Plan is included in the table below because, as of December 31, 2005, exercisable options remain outstanding under these three plans. Except for the 1999 Plan, all of the Company's equity compensation plans have been approved by stockholders.

                                    NUMBER OF SECURITIES     WEIGHTED AVERAGE     NUMBER OF SECURITIES REMAINING
                                     TO BE ISSUED UPON      PER SHARE EXERCISE    AVAILABLE FOR FUTURE ISSUANCE
                                        EXERCISE OF        PRICE OF OUTSTANDING     UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,    OPTIONS, WARRANTS      PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                       WARRANTS AND RIGHTS         AND RIGHTS        REFLECTED IN THE FIRST COLUMN)
-------------                       --------------------   --------------------   ------------------------------
Equity Compensation Plans Approved
  by Security Holders.............       2,576,004(1)             $17.28(2)                  718,109(3)
Equity Compensation Plans Not
  Approved by Security Holders....         781,781(4)             $21.99                          --
                                         ---------                ------                     -------
Total.............................       3,357,785                $18.38                     718,109

---------------

(1) Includes (a) options to purchase 1,733,167 shares of Common Stock issued under the 2002 Plan with a weighted average exercise price of $16.34, (b) 78,200 shares of Common Stock to be issued upon the vesting of restricted share units issued under the 2002 Plan for which no exercise price will be paid, (c) 23,387 shares of Common Stock issued pursuant to the ESPP in connection with the July 2005 to December 2005 purchase period (which shares were actually issued in January 2006), (d) options to purchase 167,504 shares of Common Stock issued under the 2000 Plan with a weighted average exercise price of $19.34 and (e) options to purchase 573,746 shares of Common Stock issued under the 1995 Plan with a weighted average exercise price of $22.59.

(2) The calculation of weighted average exercise price includes only outstanding options.

(3) Consists of 241,496 shares of Common Stock that remain available for issuance under the 2002 Plan in the form of options, stock appreciation rights, restricted shares or restricted share units, and 476,613 shares of Common Stock that remain available for issuance pursuant to the ESPP.

(4) Reflects options to purchase 781,781 shares of Common Stock issued under the 1999 Plan with a weighted average exercise price of $21.99.

     Pursuant to the 1999 Plan, SPSS was able to award nonqualified stock options and restricted shares to non-executive officers, non-director employees and independent contractors of SPSS and any of its subsidiaries. The Board administered the 1999 Plan and was authorized to delegate this authority to the Compensation Committee. The purpose of the 1999 Plan was to further the success of SPSS by attracting outstanding employees and other talent and providing to such persons incentives and rewards tied to the Company's business success. The maximum number of shares of Common Stock that was permitted to be issued or transferred under the 1999 Plan in any given calendar year was 3% of the greatest number of total Common Stock outstanding in the previous calendar year. The options awarded under the 1999 Plan had a term of 10 years and an option price equal to the closing price of the Common Stock on the respective dates of grant. At the time the 1999 Plan was terminated, the Board had issued 2,384,328 shares under the 1999 Plan. As stated above, securities no longer remain available for future issuance under the 1999 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR
 OF THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

                                 PROPOSAL NO. 3

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed the accounting firm of Grant Thornton LLP ("Grant Thornton") to serve as independent auditors of SPSS with respect to the fiscal year ended December 31, 2006. Grant Thornton served as the Company's independent auditors for the fiscal year ended December 31, 2005.

     Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole right to appoint the Company's independent accountants and the appointment of Grant Thornton is not contingent upon obtaining stockholder approval. However, the Board is affording SPSS stockholders the opportunity to express their opinions with regard to the selection of Grant Thornton as the Company's auditors for fiscal year 2006. This vote is neither required nor binding, but is being solicited by the Board in order to determine if the SPSS stockholders approve of Grant Thornton as the Company's independent accountants. If this proposal does not receive the affirmative vote of a majority of the votes cast for this proposal at the Annual Meeting, in person or by proxy, the Audit Committee will take such vote into consideration in determining whether to continue to retain Grant Thornton.

     A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

     KPMG LLP ("KPMG") had served as the Company's independent accountants for the fiscal year ended December 31, 2004. On May 6, 2005, the Audit Committee dismissed KPMG as the Company's independent accountants.

     The audit reports of KPMG on the Company's financial statements as of and for the years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report states that "as discussed in Note 1 to the consolidated financial statements, effective July 1, 2003, the Company adopted SFAS No. 150, 'Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity."'

     As described in the Company's Annual Report on Form 10-K for fiscal year 2004 filed with the Securities and Exchange Commission on March 16, 2005, as amended by a Form 10-K/A filed with the Securities and Exchange Commission on April 22, 2005 (collectively, the "2004 Annual Report"), the audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effects of the material weaknesses on the achievement of objectives of the control criteria and contains an explanatory paragraph that states that the following material weaknesses were identified as of December 31, 2004, and included in management's assessment:

  Revenue

     The Company identified a material weakness in its internal control over financial reporting related to revenue resulting from the aggregation of the following deficiencies:

     - The Company's review of software contracts was not sufficiently documented and did not identify certain non-standard contract terms which required further analysis to ensure compliance with U.S. generally accepted accounting principles;

     - Certain deferred revenue account reconciliations lacked adequate documentation and analysis of reconciling items and, in international locations, lacked an appropriate review;

     - The Company's documentation of controls over the completeness and accuracy of product shipments from international third-party fulfillment centers was insufficient;

     - The Company's documentation of controls for information technology applications ensuring completeness, existence, and accuracy of revenue and deferred revenue was insufficient;

     - The Company's international revenue recognition policy was not comprehensive; and

     - The Company's analyses, primarily in international locations, to establish the fair value of undelivered elements in software arrangements were not sufficient.

     As a result, misstatements were identified in the Company's revenue recognized which were corrected prior to issuance of the consolidated financial statements as of and for the year ended December 31, 2004. Because of these deficiencies, there is more than a remote likelihood that a material misstatement in the Company's annual or interim financial statements due to errors in accounting for revenue could occur and not be prevented or detected by its internal control over financial reporting.

  Income Taxes

     The Company did not have the appropriate level of expertise assigned to calculate, document, and review its accounting for income taxes. In addition, the Company did not maintain adequate documentation and lacked an adequate review process to ensure the reasonableness of assumptions underlying determinations regarding the recoverability of recorded deferred tax assets. These deficiencies in the Company's internal control over financial reporting resulted in material misstatements in the income tax provisions and deferred tax balances. Adjustments were recorded in the consolidated financial statements as of and for the year ended December 31, 2004 to correct these misstatements.

     During the two years ended December 31, 2004 and December 31, 2003 and during the subsequent interim period through the date of dismissal, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. During the two years ended December 31, 2004 and December 31, 2003 and during the subsequent interim period through the date of dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission), except that KPMG advised the Company of the material weaknesses in internal control over financial reporting related to revenue and income taxes, as described in the above paragraphs and as more fully described in the 2004 Annual Report. Further, in connection with its audit of the Company's consolidated financial statements as of and for the year ended December 31, 2003, KPMG identified a material control weakness relating to income taxes, revenue, account reconciliations, capitalized software and other items, which is further described in the Company's Annual Report on Form 10-K for fiscal year 2003 filed with the Securities and Exchange Commission on July 29, 2004. The Audit Committee discussed each of the above matters with KPMG, and KPMG has been authorized to respond fully to an inquiries made by Grant Thornton concerning these matters.

     The Audit Committee first engaged Grant Thornton as the independent accountants of the Company on May 9, 2005 with regard to fiscal year 2005. Grant Thornton was not engaged as either the principal accountant to audit the Company's financial statements or as an independent accountant to audit a significant subsidiary of the Company during the years ended December 31, 2004 and December 31, 2003 or during the subsequent interim period through the date of engagement. In addition, the Company did not consult Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)) during the years ended December 31, 2004 and December 31, 2003 or during the subsequent interim period through the date of engagement.

AUDIT AND RELATED FEES

     Grant Thornton served as the Company's independent accountants for the fiscal year ended December 31, 2005. KPMG served as the Company's independent accountants for the fiscal year ended December 31, 2004, but also performed audit services for SPSS during the first quarter of fiscal year 2005. The following is a summary for each of the last two fiscal years of both the fees billed to the Company by Grant Thornton since its engagement for professional services on May 9, 2005 and the fees billed to the Company by KPMG for services rendered prior to its dismissal on May 6, 2005.

     (a) Audit Fees.

        The aggregate fees billed for each of the last two fiscal years for services rendered by Grant Thornton and KPMG, respectively, for the audit of the Company's annual financial statements and internal control over financial reporting, the review of financial statements included in the Company's Quarterly Reports on Form 10-Q and other services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

                                             GRANT THORNTON      KPMG
                                             --------------   ----------
2005.......................................    $1,041,700     $   65,600
2004.......................................    $        0     $2,215,000

     (b) Audit-Related Fees.

        The aggregate fees billed for each of the last two fiscal years for assurance and related services by Grant Thornton and KPMG, respectively, that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported in subsection
        (a) above are as follows:

                                            GRANT THORNTON(1)   KPMG(2)
                                            -----------------   -------
2005......................................      $108,500        $61,241
2004......................................      $      0        $10,500

           --------------------------

           (1) In fiscal year 2005, these fees related to services provided by Grant Thornton in connection with the audits of the Company's employee benefit plans.

           (2) In fiscal year 2005, these fees related to services provided by KPMG in connection with the audit of the Company's employee stock purchase plans and a review of Form 11-K filings. In fiscal year 2004, these fees related to services provided by KPMG in connection with services related to SPSS Australia and the review of a registration statement on Form S-8 for shares to be issued under the Company's Amended and Restated 2002 Equity Incentive Plan.

     (c) Tax Fees.

        The aggregate fees billed for each of the last two fiscal years for professional services rendered by Grant Thornton and KPMG, respectively, for tax compliance, tax advice and tax planning are as follows:

                                              GRANT THORNTON   KPMG(1)
                                              --------------   --------
2005........................................        $0         $ 52,495
2004........................................        $0         $151,941

           --------------------------

           (1) In fiscal year 2005, these fees related to services provided by KPMG in connection with the preparation of local corporate tax returns and tax compliance and planning. In fiscal year 2004, these fees related to services provided by KPMG in connection with international tax advice on reorganizations, asset transfers and tax compliance and planning.

     (d) All Other Fees.

        The aggregate fees billed for each of the last two fiscal years for products and services provided by Grant Thornton and KPMG, respectively, other than the services reported in subsections (a-c) above are as follows:

                                              GRANT THORNTON   KPMG(1)
                                              --------------   -------
2005........................................        $0         $21,233
2004........................................        $0         $     0

           --------------------------

           (1) In fiscal year 2005, these fees related to services provided by KPMG in connection with certain international accounting matters.

     The Audit Committee considered and determined that the provision of the foregoing services provided by each of Grant Thornton and KPMG is compatible with the maintenance of the auditors' respective independence during the applicable periods.

     (e) Audit Committee Administration of the Engagement -- Procedures for Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Auditor.

     The Audit Committee of the Board has the exclusive authority and responsibility to engage, direct, pre-approve and oversee the Company's independent auditors with respect to all audit or non-audit services and has the exclusive authority and responsibility to either retain or terminate the Company's independent auditors. The Audit Committee's exclusive authority and responsibility with respect to these matters is set forth in the SPSS Inc. Charter of the Audit Committee of the Board of Directors. A complete copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement and is posted on the Company's website at http://www.spss.com. As described above, the Audit Committee engaged Grant Thornton to serve as the Company's independent auditors on May 9, 2005.

     The Audit Committee maintains a formal procedure for the approval of all non-audit services provided by the Company's independent auditor. This procedure is set forth in Supplement A to Audit Committee Charter. Any request for the Company's independent auditor to perform non-audit related services must be made pursuant to this procedure. In accordance with the procedure, when the Company identifies a non-audit related service that it wants its independent auditor to perform, the Company must first submit a written request (the "Company Request") to its independent auditor that includes (i) a detailed description of the type and scope of the non-audit related service that the Company requests (the "Requested Non-Audit Related Services") and (ii) an explanation as to why the Company believes that the Company's independent auditor will provide the most effective and efficient service. Upon the receipt of the Company Request, the Company's independent auditor will calculate the fees that would be charged by the independent auditor in providing the Requested Non-Audit Related Services. The Company's independent auditor will then provide the Audit Committee chairman with (i) a written description of the Requested Non-Audit Related Services, (ii) a written description of the fees that would be charged by the independent auditor in providing the Requested Non-Audit Related Services (including the amount of such fees denominated in the applicable local currency and the amount of such fees denominated in United States dollars (the "Dollar Denominated Fee")) and (iii) a written request for Audit Committee approval of the Requested Non-Audit Related Services in the amount of the Dollar Denominated Fee plus 10% of the Dollar Denominated Fee rounded to the nearest $1,000. If the amount of the Dollar Denominated Fee exceeds $10,000, the request will be in the form of a formal engagement letter. The Audit Committee chairman will then review the materials provided by the independent auditor. If the Audit Committee chairman determines that the Requested Non-Audit Related Services are appropriate, the Audit Committee chairman will approve the Requested Non-Audit Related Services. The Audit Committee chairman will then provide written notice of this approval to both the Company's independent auditor and the Company. If a formal engagement letter is required for the approved Requested Non-Audit Related Services, the Audit Committee chairman will, instead, execute the engagement letter and return an executed copy to the Company's independent auditor. The Committee chairman will collect all materials relating to Requested Non-Audit Related Services, including the Audit

Committee chairman's authorization of such Requested Non-Audit Related Services, and will present a copy of all such materials to the full Audit Committee for ratification at the next scheduled Audit Committee meeting. All written correspondence relating to Requested Non-Audit Related Services will be included in the official records of the Audit Committee.

     The Company, the Audit Committee and Grant Thornton adhered to this pre-approval procedure for all non-audit related services that were performed by Grant Thornton during fiscal year 2005. The Company, the Audit Committee and KPMG adhered to this pre-approval procedure for all non-audit related services that were performed by KPMG during the portion of fiscal year 2005 in which KPMG was engaged as the Company's independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT
         AUDITORS OF SPSS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the SPSS directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's equity securities. SPSS believes, during fiscal year 2005, that its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the following exceptions: (i) seven late reports filed by Norman Nie, the first of which is a late report on Form 4 regarding one sale of SPSS common stock on August 27, 2004, the second of which is a late report on Form 4 regarding three sales of SPSS common stock that occurred on August 30, 2004, the third of which is a late report on Form 4 regarding one sale of SPSS common stock that occurred on August 31, 2004, the fourth of which is a late report on Form 4 regarding two sales of SPSS common stock that occurred on September 1, 2004, the fifth of which is a late report on Form 4 regarding one sale of SPSS common stock that occurred on September 15, 2004, the sixth of which is a late report on Form 4 regarding four sales of SPSS common stock that occurred on September 16, 2004 and the seventh of which is a late report on Form 4 regarding one sale of SPSS common stock that occurred on August 9, 2005; (ii) one late report on Form 4 filed by Joseph Federer regarding a single forfeiture of SPSS restricted share units that occurred on July 31, 2005; (iii) the omission of one material holding from a Form 3 filed by Robert Kemper on April 28, 2005, which omitted holding was subsequently disclosed on a Form 3/A; and
(iv) two late reports filed by John Shap, the first of which is a late report on Form 4 regarding two transactions that occurred on November 30, 2005 (the exercise of an option to purchase SPSS common stock and the sale of the underlying SPSS common stock) and the second of which is a late report on Form 4 regarding two transactions that occurred on December 1, 2005 (the exercise of an option to purchase SPSS common stock and the sale of the underlying SPSS common stock). In making this statement, SPSS has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors and executive officers.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies on behalf of the Board will be paid by SPSS. Proxies may be solicited by personal interview, mail or telephone. Brokerage houses, other custodians and nominees will be asked whether other persons are beneficial owners of the shares which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. SPSS will reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending the proxy materials to their principals.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2005 is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT ON FORM 10-K MAY OBTAIN ONE WITHOUT CHARGE BY WRITING OR CALLING RAYMOND H. PANZA, SPSS INC., 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 651-3000.

                                          By order of the Board of Directors

                                          /s/ Raymond H. Panza

                                          Secretary of SPSS Inc.

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.   Purpose of the Charter

     The purpose of this Charter (the "Charter") of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of SPSS Inc. (the "Company") is to establish membership requirements for the Committee and to assist the Committee in complying with its duties under applicable law.

2.   Committee Composition

     (a) Composition. The Committee shall consist of at least three (3) members of the Board who satisfy the requirements of the Sarbanes-Oxley Act of 2002 (the "Act"), the rules promulgated by the Securities and Exchange Commission (the "SEC") in connection with the Act and the rules promulgated for companies listed on the NASDAQ National Market.

     (b) Appointment; Removal. The Committee members shall be appointed by the Board, upon the recommendation of the Nominating Committee of the Board, to serve for a one (1) year term or until their successors shall be duly elected and qualified. Each Committee member may be removed by the Board in its sole discretion.

     (c)  Membership Requirements.  Each Committee member must:

        (i) qualify as an "independent" director under the rules applicable to companies listed on the NASDAQ National Market;

        (ii) meet the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Securities Exchange Act of 1934;

        (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

        (iv) be financially literate, including without limitation, able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

     (d) Financial Expert. The Committee shall designate at least one of its members as a financial expert (the "Financial Expert"). Prior to designating a Committee member as a Financial Expert, the Committee must make a determination that the individual so designated is financially sophisticated. Financial sophistication may be demonstrated by past employment experience in finance or accounting, professional certification in accounting or other comparable experience or background, including current or past employment as a chief executive officer, chief financial officer or other senior financial officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under
          Item 401 of Regulation S-K is presumed to qualify as financially sophisticated.

     (e) Committee Chairman. The Board may designate a chairman of the Committee. If the Board does not designate a Chairman, the Committee members shall elect a Chairman by a vote of a majority of the Committee.

3.   Committee Meetings

     (a) In order to satisfy its obligation to oversee the accuracy and adequacy of the Company's financial reporting and disclosures, the Committee shall meet each quarter prior to the publication of the Company's quarterly earnings release. The Committee shall convene such number of additional meetings at such times as are necessary or appropriate to allow the Committee to fully discharge its duties and responsibilities as set forth herein. Each Committee member and either of the Company's Chief Executive Officer or Chief Financial Officer shall have the authority to call a meeting of the Committee. The notice of meeting need not state the purpose for which the meeting has been called. In order to transact business, at least two (2) Committee members must be present.

     (b) The Chairman shall be responsible for establishing the agenda for each meeting and will coordinate the distribution of briefing and/or background material to the Committee members. Additional items may be added to the agenda at the request of any Committee member. Minutes of all meetings shall be prepared by or under the supervision of the Chairman and approved by the Committee. Meetings may be held via conference call or in person.

     (c) The Committee shall meet periodically as necessary, but no less than annually, with management, the director of the internal auditing department and the independent auditors and as a Committee in separate executive sessions to discuss matters that the Committee, or any of these persons, believe should be discussed. The Committee, or at least its chairman, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

4.   Authority

     The Committee is empowered to:

     (a) Do all things necessary to fully discharge its duties as described herein.

     (b) Engage independent counsel, accountants and other advisers, as it determines necessary to carry out the responsibilities and duties of the Committee. The Committee shall inform the Board of any proposed engagement prior to such engagement.

     (c) Conduct or authorize any investigations into any matters within the Committee's scope of responsibilities.

     (d) Seek any information required by the Committee from employees (all of whom are directed to cooperate with the Committee's requests) or external parties.

     (e) Meet with Company officers, external auditors, or outside counsel, as necessary.

     (f) Pre-approve all audit and permitted non-audit services performed by the Company's independent auditor. Delegate pre-approval authority to one or more designated members, provided that such decisions are presented to the full Committee for ratification at its next scheduled meeting.

5.   Responsibilities and Duties

     The Audit Committee shall have the following responsibilities and duties:

     (a)  Internal Accounting Matters

        (i)   Internal Controls

            (A) Consider the effectiveness and integrity of the Company's internal controls over financial reporting and reporting system, including information technology security and control.

            (B) Understand the scope of internal and external auditors' review of the Company's internal controls over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

            (C) Review disclosures made by the Company's Chief Executive Officer and Chief Financial Officer in connection with the periodic report certification process regarding significant deficiencies in the design or operation of the Company's internal controls over financial reporting or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

            (D) Review, approve and monitor compliance with the Company's Code of Business Conduct and Ethics which includes the Code of Ethics for its Chief Executive Officer, Chief Financial Officer and other senior financial officers.

        (ii)  Internal Audit

            (A) Review and approve the Company's internal audit staff functions, including authority and organizational reporting lines as well as the annual audit plan and budget. Review the effectiveness of the Company's internal audit function, including compliance with all applicable standards for internal auditors.

            (B) Meet with the Company's chief audit executive on a regular basis to ensure adequate oversight of the internal audit function.

        (iii) Compliance and Risk Management

            (A) Discuss policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps taken by management to monitor, control, mitigate and report such exposures.

            (B) Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

            (C) Review the findings of any examination by regulatory agencies, and any auditor observations.

            (D) Obtain regular updates from management and the Company's legal counsel regarding compliance matters that may have a material affect on the financial performance of the Company or on the Company's financial statements or reporting obligations.

     (b)  External Audit

        (i) The Committee has exclusive authority and responsibility to appoint, direct, oversee and either retain or terminate the Company's independent auditors.

        (ii) In exercising its authority with respect to the Company's independent auditor, the Audit Committee shall:

            (A) Review and approve the scope, fees and terms of each audit engagement, which review shall include, without limitation, a review of the independent auditor's audit plan and matters related to staffing, reliance upon management and the internal audit and general audit approach.

            (B) At least annually, obtain and review a report by the independent auditor describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and (iii) all relationships between the independent auditor and the Company.

            (C) Evaluate the independent auditor's qualifications, experience, performance, and independence, taking into account the opinions of management and the Company's internal auditors.

            (D) Review and evaluate the lead partner and manager of the independent auditor and assure the rotation of the lead audit partner every five (5) years, and other audit partners every seven (7) years, and other audit personnel as required by law, and consider whether there should be regular rotation of the audit firm itself.

            (E) Present its conclusions on the performance of the independent auditor to the Board.

        (iii) Review and approve or veto the Company's hiring of employees or former employees of the Company's independent auditor who participated in any capacity in the audits of the Company.

        (iv) Meet with the independent auditors on a regular basis to discuss any matters that the Committee or independent auditors believe should be discussed privately.

        (v) Resolve disagreements between the independent auditors, management and the Company's internal auditing staff regarding issues relating to accounting standards, financial reporting, the preparation of the Company's financial statements and periodic reports or such other related issues that the Committee deems to be within its purview.

     (c)  Financial Statements

        (i) Review the Company's annual audited financial statements and quarterly financial statements with management, internal auditors and the independent auditors before distributing or filing with regulators, and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles. This review should include discussion with management and the Company's independent auditors regarding significant issues related to accounting principles, practices and judgments.

        (ii) Review the Company's periodic reports before they are filed with the SEC. This review should include discussion with management and the Company's independent auditors regarding the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        (iii) Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas as well as any significant changes in the Company's selection or application of accounting principles and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

        (iv) Review with the independent auditors the results of the audit and any audit problems or difficulties and management's response. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreement with management.

        (v) Discuss the Company's earnings press releases (particularly the use of "pro-forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Company shall discuss any press release which contains financial information with the Committee chair prior to release. However, the Committee is not required to discuss and/or approve each release in advance.

        (vi) Receive and review (A) reports of the independent auditor regarding critical accounting policies and practices to be used, (B) all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the ramifications of using such alternative treatments, (C) the reasonableness of all material estimates and judgments made by the Company in the preparation of its financial statements and (D) other material written communications between the independent auditor and management, including any management representation letter, report on observations and recommendations on internal controls, schedule of unadjusted differences, and a listing of adjustments and reclassifications not recorded. Assess the quality, not just the acceptability, of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

     (d)  Reporting Responsibilities

        (i) Regularly report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.

        (ii) Provide an open avenue of communication between internal auditors, the external auditors, management and the Board.

        (iii) Prepare and publish an annual committee report in the Company's proxy filing which report shall satisfy the requirements of the Securities Exchange Act of 1934. This report shall describe, among other things, the Committee's composition, responsibilities and how they were discharged, and any other information required by law or rule, including approval of non-audit services.

        (iv) Review any other reports the Company issues that relate to Committee responsibilities.

        (v) Report all material findings and all recommendations that may arise at a meeting of the Committee to the entire Board. Such report shall be made at the Board meeting immediately following the relevant Committee meeting.

     (e)  Complaints and Concerns

        (i) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

        (ii) Establish and make known procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        (iii) Implement and enforce protections for lawful employee actions regarding complaints and submissions under the above procedures.

     (f)  Other Responsibilities

        (i) Review and approve, as may be required by NASDAQ National Market, related party transactions and conflicts of interest questions between Board members or management, on the one hand, and the Company, on the other hand.

        (ii) Perform an annual evaluation of the Committee and the performance of its individual members.

        (iii) Review and assess the adequacy of this Charter annually, or more frequently as required by law, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulations. Have this Charter published at least every three (3) years in accordance with SEC regulations. Perform other activities related to this Charter as requested by the Board.

        (iv) Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

        (v) Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation or By-laws and any other governing law, as the Committee or the Board deems necessary or appropriate.

6.   Scope

     While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to prepare the Company's financial statements, to certify that the Company's financial statements and disclosures are completely accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations, to plan or conduct the audit or to guarantee the independent auditor's report. These are the responsibilities of management and the independent auditor. The Committee is charged with the oversight roles for these functions as set out in this Charter.

                              SUPPLEMENT A TO THE
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.   Purpose

     The Sarbanes-Oxley Act of 2002 (the "Act") requires the Audit Committee (the "Committee") of the Board of Directors (the "Board") of SPSS Inc. (the "Company") to pre-approve any non-audit related services performed by the Company's independent auditor. The Committee must evaluate these non-audit related services to ensure that such services would not impair the auditor's independence from the Company. This Supplement A to the SPSS Inc. Charter of the Audit Committee of the Board of Directors (the "Committee Charter") sets forth the procedures and conditions pursuant to which the Committee may pre-approve non-audit related services proposed to be performed by the Company's independent auditor (the "Pre-Approval Policy").

     Section 4(f) of the Committee Charter specifically grants to the Committee the authority to delegate pre-approval authority to one or more designated members of the Committee, provided that such decisions are presented to the full Committee for ratification at its next scheduled meeting. This Pre-Approval Policy supplements the Committee Charter and is consistent with the terms thereof. The Company's independent auditor has reviewed the policies set forth in this Pre-Approval Policy and have agreed to satisfy the provisions hereof applicable to the Company's independent auditor.

2.   Pre-Approval Conditions

     In determining whether to pre-approve certain non-audit related services, the Committee will consider multiple factors taken as a whole, including without limitation, the following:

     (a) whether proposed services have been specifically prohibited by the Securities and Exchange Commission (the "SEC");

     (b) whether the Company's independent auditor is best positioned to provide the most effective and efficient service; and

     (c) whether an appropriate ratio exists between the total amount of fees for audit services, audit-related services, tax services and other services which are non-audit related services.

3.   Pre-Approval Procedure

     Requests for the Company's independent auditor to perform non-audit related services shall be made pursuant to the following procedure:

     (a)  Company Request

        (i) The Company shall submit a written request (the "Company Request") to its independent auditor, which request shall include the following:

            (A) a detailed description of the type and scope of the non-audit related service that the Company desires its independent auditor to perform (the "Requested Non-Audit Related Services"); and

            (B) a written explanation as to why the Company believes that the Company's independent auditor is best positioned to provide the most effective and efficient service.

        (ii) The Company Request shall be sent via electronic mail, facsimile or United States mail to the Company's independent auditor with a copy to the Committee chairman.

     (b)  Auditor Response

        (i) Upon the receipt of the Company Request, the Company's independent auditor shall calculate the fees that would be charged by the independent auditor in providing the Requested Non-Audit Related Services.

        (ii) The Company's independent auditor shall provide the following to the Committee's chairman via electronic mail, facsimile or United States mail:

            (A) a written description of the Requested Non-Audit Related
                Services;

            (B) a written description of the fees that would be charged by the independent auditor in providing the Requested Non-Audit Related Services, which description shall include (A) the amount of such fees denominated in the applicable local currency and (B) the amount of such fees denominated in United States dollars (the "Dollar Denominated Fee");

            (C) a written request for Committee approval of the Requested
                Non-Audit Related Services in the amount of (A) the Dollar Denominated Fee plus (B) ten percent (10%) of the Dollar Denominated Fee rounded to the nearest $1,000. If the amount of the Dollar Denominated Fee exceeds $10,000, the request required by this Section 3(b)(ii)(C) shall be in the form of a formal engagement letter.

     (c)  Committee Decision

        (i) The Committee chairman shall review the materials provided pursuant to Section 3(b)(ii) above.

        (ii) If the Committee chairman determines that the Requested Non-Audit Related Services are appropriate, the Committee chairman is authorized to and shall approve the Requested Non-Audit Related Services. The Committee chairman shall provide written notice of such approval to the Company's independent auditor and the Company via electronic mail, facsimile or United States mail. Notwithstanding the foregoing, if the written request for Committee approval required by Section 3(c)(ii) above requires a formal engagement letter, the Committee chairman shall evidence approval of the Requested Non-Audit Related Services by executing the engagement letter and returning an executed copy to the Company's independent auditor via facsimile or United States mail.

        (iii) The Committee chairman shall collect all materials relating to Requested Non-Audit Related Services, including without limitation, the Committee chairman's authorization of such Requested Non-Audit Related Services and shall present a copy of all such material to the full Committee for ratification at the next scheduled Committee meeting.

        (iv) All written correspondence relating to Requested Non-Audit Related Services shall be included in the official records of the Committee.

4.   Prohibited Services

     Notwithstanding the procedure set forth in Section 3 above, neither the Committee chairman nor the full Committee shall have the authority to approve non-audit related services that have been specifically prohibited by the SEC. The non-audit related services that have been specifically prohibited by the SEC are:

     (a) Bookkeeping and other services related to the accounting records or financial statements of SPSS;

     (b)  Financial information systems design and implementation;

     (c) Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

     (d)  Actuarial services;

     (e)  Internal audit outsourcing services;

     (f)  Management functions;

     (g)  Human resources;

     (h)  Broker-dealer, investment adviser or investment banking services;

     (i)   Legal services;

     (j)   Expert services unrelated to the audit.

                                   APPENDIX B

             SECOND AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

     1. PURPOSE. The purpose of this Second Amended and Restated 2002 Equity Incentive Plan (the "Plan") is to promote the interests of the stockholders of SPSS Inc., a Delaware corporation (the "Company") by providing the Company's Directors, officers, employees and independent contractors with an incentive to achieve, and a reward for achieving, increases in stockholder value.

     2. DEFINITIONS. For purposes of this Plan, the following words and phrases will have the meanings ascribed to them below:

     (a) "Appreciation Right" means a right granted pursuant to Section 8 hereof.

     (b) "Appreciation Right Agreement" means an agreement executed pursuant to
Section 8(b) hereof.

     (c) "Board" means the Company's Board of Directors.

     (d) "Change in Control" shall be defined, with respect to each Participant, as such term is defined in the Participant's employment agreement with the Company, if any. With respect to any Participant who has no employment agreement with the Company, or whose employment agreement does not contain a definition of "Change in Control," such phrase shall mean the occurrence of any one of the following:

          i. Consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 40 percent (40%) or more of the combined voting power of the then outstanding voting securities of the Company; or

          ii. The individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the Stockholders of the Company, of any new Director or Directors was approved by a vote of a majority of the Board, in which case such new Director or Directors shall, for purposes of this Agreement, be considered as a member or members of the Board; or

          iii. Approval by Stockholders of the Company of (A) a merger or consolidation of the Company if the Stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 60 percent (60%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or (B) a complete liquidation or dissolution, or an agreement for the sale or other disposition, of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because 40 percent (40%) or more of the combined voting power of the then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company, or (B) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the Stockholders of the Company in the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Company" shall have the meaning ascribed to such term in Section 1 of the Plan, and shall also be interpreted to mean any successor company that adopts the Plan.

     (g) "Common Shares" means shares of the highest-value common stock of the Company, $0.01 par value per share, subject to adjustment by reason of any transaction or event referred to in Section 4(c).

     (h) "Compensation Committee" means a committee appointed by the Board comprised solely of three or more members of the Board who qualify as "independent" under the Nasdaq National Market listing standards and as "Non-Employee Directors" as this term is defined by Rule 16b-3.

     (i) "Date of Grant" means the date determined in accordance with the Board's authorization on which a grant of Rights, Restricted Shares or Share Units becomes effective.

     (j) "Director" means a member of the Board.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Incentive Stock Option" means an Option Right granted pursuant to
Section 6 hereof that is intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code or any successor provision and which conforms to the applicable provisions of Section 422 of the Code or any successor provision.

     (m) "Market Value," as applied to any date, means the price per share of the Common Shares in an amount equal to the closing price of the last sale of the Common Shares as reported by the Nasdaq National Market or the principal securities exchange or automated quotation system on which Common Shares were sold on the date when the Market Value per Common Share is to be determined or, if the date is a date on which the Common Shares did not trade, the closing price on the immediately preceding day on which the stock traded.

     (n) "Non-Employee Director" means a Director who is not currently an officer or employee of the Company or any one or more of its Subsidiaries.

     (o) "Nonqualified Stock Option" means an Option Right other than an Incentive Stock Option.

     (p) "Optionee" means the optionee named in an Option Agreement with the Company.

     (q) "Option Agreement" means an agreement executed pursuant to Section 6(b) hereof.

     (r) "Option Price" means the purchase price payable on exercise of an Option Right.

     (s) "Option Right" means the right to purchase Common Shares granted pursuant to Section 6.

     (t) "Participant" means a person who is approved by the Board to receive benefits under this Plan and who is at the time a Director, officer, employee (including, without limitation, officers and Directors who are employees) or independent contractor of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities.

     (u) "Restricted Shares" means Common Shares issued pursuant to Section 9 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 9 has expired.

     (v) "Restricted Share Agreement" means an agreement executed pursuant to
Section 9(b) hereof.

     (w) "Right" or "Rights" means one or more Appreciation Right(s) or Option Right(s), either individually or collectively, as the case may be.

     (x) "Rule 16b-3" means rule 16b-3 promulgated under the Exchange Act (or any successor rule substantially to the same effect), as in effect from time to time.

     (y) "Securities Act" means the Securities Act of 1933, as amended.

     (z) "Share Unit" means a right to receive at a future time a single Common Share (or other equivalent payment as specified in the applicable Share Unit Agreement) granted pursuant to Section 10 hereof.

     (aa) "Share Unit Agreement" means an agreement for the award of Share Units executed pursuant to Section 10(b) hereof.

     (bb) "Spread" means (i) the excess of the Market Value of the Common Shares on the date when an Appreciation Right is exercised, over the price at which the Appreciation Right was granted, as set forth in the applicable Appreciation Right Agreement, or (ii) the excess of the Market Value of the Common Shares on the date when an Option Right is exercised over the Option Price, as set forth in the applicable Option Agreement.

     (cc) "Stockholders" shall mean the owners of the issued and outstanding Common Shares.

     (dd) "Subsidiary" means any corporation with respect to which the Company directly or indirectly owns stock possessing 50% or more of the voting power as described in Section 424(f) of the Code

     3. PLAN ADMINISTRATION.

     (a) Administration. This Plan will be administered by the Board or, if and to the extent that the Board has delegated this authority to the Compensation Committee, by the Compensation Committee. For avoidance of doubt, it is understood that by adopting this Plan, the Board has expressly delegated exclusive authority to administer this Plan to the Compensation Committee and such delegation shall be effective unless and until the Board shall by resolution approved after the adoption of this Plan specifically rescind such delegation of authority. When used in this Plan, the term "Board" shall mean the Board or the Compensation Committee, if the Board has delegated the applicable power to the Compensation Committee pursuant to this Section 3(a).

     (b) Authority of the Board.

          i. The Board will take such actions as are required to be taken by it hereunder, may take the actions permitted to be taken by it hereunder, and will have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Board's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation or other action made or taken by the Board pursuant to the provisions of the Plan or any agreement, notification, or document evidencing the grant of a Right, Restricted Share or Share Unit will be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the Stockholders, the Compensation Committee, the Board and each of its respective members, the Directors, officers and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest. Without limiting the generality or effect of any provision of the Certificate of Incorporation of the Company, no member of the Board will be liable for any action or determination made in good faith with respect to the Plan or any Right, Restricted Share or Share Unit granted under the Plan.

          ii. The provisions of Sections 6, 8, 9, and 10 will be interpreted as authorizing the Board, in taking any action under or pursuant to this Plan, to take any action it determines in its sole discretion to be appropriate subject only to the express limitations therein contained, and no authorization in any such Section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Board.

          iii. The existence of this Plan or any right granted or other action taken pursuant hereto will not affect the authority of the Board or the Company to take any other action, including in respect of the grant or award of any option, security, or other right or benefit, whether or not authorized by this Plan, subject only to limitations imposed by applicable law as from time to time applicable thereto.

     4. SHARES AVAILABLE UNDER THE PLAN.

     (a) Authorized Number of Common Shares. Subject to adjustment as provided in Section 4(c) hereof:

          i. The number of Common Shares that may be issued or transferred under this Plan upon the exercise of Option Rights that qualify as Incentive Stock Options may not exceed a maximum of 79,646.

          ii. The number of Common Shares that may be issued or transferred under this Plan upon the exercise of Option Rights that qualify as Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial risks of forfeiture thereof, or upon vesting and payment of Share Units, may not exceed a maximum of 4,420,354.

Common Shares issued under this Plan may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) Reservation and Reuse of Common Shares. Upon the grant of any Right, Restricted Share or Share Unit pursuant to this Plan, there shall be reserved such number of Common Shares as would be necessary to fully satisfy such Right, Restricted Share or Share Unit (assuming for this purpose that all Rights become fully vested and exercisable, all forfeiture restrictions lapse with respect to Restricted Shares and Share Units and that all Appreciation Rights and Share Units are satisfied by the issuance of Common Shares). If, following such reservation, any Right, Restricted Share or Share Unit shall be exercised or shall terminate, be cancelled or otherwise expire without requiring the Company to use all of the Common Shares reserved with respect to such Right, Restricted Share or Share Unit to satisfy its obligations thereunder, the Common Shares that were reserved, but were not used to satisfy the Company's obligation, with respect to the exercised, terminated, cancelled or otherwise expired Right, Restricted Share or Share Unit shall again become available for reservation with respect to the grant of additional Rights, Restricted Shares or Share Units pursuant to this Plan.

     (c) Adjustments. Subject to Sections 6(j) and 8(h) below, if the Board determines that (i) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing, would result in the dilution or enlargement of the rights of Participants, then the Board may make or provide for adjustments in (i) the number of shares specified in Section 4(a) as the Board may determine is appropriate to reflect any transaction or event described in this Section 4(c), or (ii) the number of Common Shares covered by outstanding Rights, Restricted Shares or Share Units granted hereunder, the prices per share applicable to such Rights, Restricted Shares or Share Units, and the kind of shares covered thereby. Notwithstanding the foregoing, any adjustment which by reason of this Section 4(c) is not required to be made currently will be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

     5. ELIGIBILITY. Rights, Restricted Shares and Share Units may be granted under the Plan to those Participants as the Board from time to time selects.

     6. OPTION RIGHTS. The Board may from time to time authorize the grant to Participants of Option Rights upon such terms and conditions as it may determine in accordance with the following provisions set forth below. Option Rights may be granted either in connection with, or independently of, the grant of any Appreciation Rights, Restricted Shares or Share Units.

     (a) Form of Option Rights.  Option Rights granted under this Plan may be
(i) Incentive Stock Options, (ii) Nonqualified Stock Options, or (iii) a combination of the foregoing. An Incentive Stock Option may be granted only to a Participant who, at the time the Incentive Stock Option is granted, is approved by the Board to receive an Incentive Stock Option and, at the time, is an employee of the Company or of one or more of its Subsidiaries. An Incentive Stock Option may be granted only as permitted by the Code and pursuant to the conditions set forth in this Section 6 and Section 7 hereto.

     (b) Option Agreements. Each grant of Option Rights will be evidenced by an Option Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to and accepted by the Optionee, which agreement will describe such Option Rights, state that such Option Rights are subject to all the terms and conditions of this Plan and contain such other terms and provisions as the Board may approve, except that in no event will any such Option Agreement include any provision prohibited by the express terms of this Plan. The Option Agreement shall be consistent with the form of Option Agreement adopted by the Board and amended from time to time, for the purpose of granting Option Rights. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     (c) Option Grants.

          i. Discretionary Grants. A Participant, other than a Non-Employee Director who shall receive Option Right grants exclusively pursuant to
     Section 6(c)(ii) hereof, may be granted one or more Option Rights under the Plan, and such Option Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as are determined by the Board in its sole discretion. For each grant of an Option Right, the Board will specify (A) the number of Common Shares to which the grant pertains and (B) whether the grant consists of Incentive Stock Options, Nonqualified Stock Options or both Incentive Stock Options and Nonqualified Stock Options. Notwithstanding the foregoing, no Participant may receive, in any single calendar year, a grant of an Option Right to purchase more than 150,000 Common Shares.

          ii. Formula Grants. An Option Right to purchase 10,000 Common Shares (the "Initial Option Right Grant") shall be automatically granted to each Non-Employee Director on the initial date that each such Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or appointed to the Board. In addition, on the first business day of the first month following the date of each annual meeting of Stockholders held for the purpose of electing Directors, an Option Right to purchase 5,000 Common Shares (the "Annual Option Right Grant") shall be automatically granted to each Non-Employee Director serving as a member of the Board on such date, provided that, if a Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or is first appointed to the Board within the calendar month prior to, or in which occurs, the date on which the Annual Option Right Grant is made for such year, such Non-Employee Director shall not be entitled to receive the Annual Option Right Grant during the year in which such Non-Employee Director was initially elected as a member of or appointed to the Board. Notwithstanding any other provision of this Plan relating to the discretion of the Board to determine the terms of the Option Rights granted pursuant hereto, each Option Right granted pursuant to this Section 6(c)(ii) shall (A) be granted with an exercise price equal to the Market Value on the date of grant, (B) be a Nonqualified Stock Option and (C) (i) with respect to the Initial Option Right Grant, shall vest ratably over a three year period and (ii) with respect to the Annual Option Right Grant, shall vest in full immediately upon the date of grant.

     (d) Option Exercise Price.

          i. Incentive Stock Options. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised will be determined by the Board in its sole discretion at the Date of Grant; provided, however, that such price will not be and shall never become less than (A) 100% of the Market Value of one Common Share on the Date of Grant, or (B) 110% of the Market Value of one Common Share on the Date of Grant if, at that time the Option Right is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

          ii. Nonqualified Stock Options. The per share price to be paid by the Participant at the time a Nonqualified Stock Option is exercised will be determined by the Board in its sole discretion at the Date of Grant; provided, however, that such price will not be and shall never become less than 100% of the Market Value of one Common Share on the Date of Grant.

     (e) Term of Option Rights.

          i. Incentive Stock Options. The period during which an Incentive Stock Option may be exercised will be fixed by the Board in its sole discretion at the time such Option Right is granted; provided, however, that in no event will such period exceed ten (10) years from its Date of Grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five (5) years from its Date of Grant.

          ii. Nonqualified Stock Options. The period during which a Nonqualified Stock Option may be exercised will be fixed by the Board in its sole discretion at the time such Option Right is granted; provided, however, that in no event will such period exceed ten (10) years from its Date of Grant.

     (f) Exercise of Options. Each grant of an Option Right will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary which is necessary before the Option Right or installments thereof will vest and become exercisable and may provide for the earlier exercise of such Option Right in the event of a Change in Control or other event. To the extent that the right to purchase Common Shares has accrued thereunder, an Option Right may be exercised, in whole or in part, from time to time by written notice to the Company, in accordance with the procedures set forth in the Option Agreement.

     (g) Payment of Exercise Price.

          i. Each grant will specify whether the Option Price is payable (A) in cash, (B) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares already owned by the Optionee (or other consideration authorized pursuant to Section 6(g)(ii)) having an actual or constructive value as of the time of exercise as determined by the Board or in accordance with the applicable Option Agreement referred to in Section 6(b), equal to the total Option Price, (C) by having the Company reduce the number of Common Shares distributed to the Optionee by a number of Common Shares with a Market Value per Common Share, as of the date of exercise, equal to the Option Price of the Common Shares, (D) by deferred payment of the full purchase price of the Common Shares from the proceeds of a sale, through a bank or broker, on the exercise date of some or all of the Common Shares underlying the Option Right to which such exercise relates, or (E) by a combination of such methods of payment. In connection with a constructive transfer pursuant to Section 6(g)(i)(B) hereof, a Participant may provide an attestation letter in form acceptable to the Company requesting that the Company issue and transfer to the Participant, in full satisfaction of such exercise, Common Shares having a value net of the exercise price and any applicable withholding taxes.

          ii. The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares, Share Units or other Common Shares that are forfeitable or subject to restrictions on transfer, or other Option Rights (based on the Spread on the date of exercise). Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option is exercised in whole or in part by means of any of the forms of consideration specified in this Section 6(g)(ii), the Common Shares received upon the exercise of the Option Rights will be subject to such risk of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (A) the number of shares or Share Units surrendered in payment of the Option Price or (B) the Spread of any unexercisable portion of Option Rights surrendered in payment of the Option Price.

          iii. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the exercise date of some or all of the shares to which such exercise relates.

     (h) Reload Policy. In the event that a Participant serving in a management position at the Company tenders by attestation Common Shares in payment or partial payment of either the Option Price or any withholding taxes, additional Option Rights may be granted to such Participant, subject to Board approval. The number of additional Option Rights shall equal the number of Common Shares constructively tendered in payment or partial payment of either the Option Price or any withholding taxes.

     (i) Successive Grants. Successive grants of Option Rights may be made to the same Participant whether or not any Option Rights, Appreciation Rights, Restricted Shares or Share Units previously granted to such Participant remain outstanding and/or unexercised.

     (j) Modification.

          i. Notwithstanding any provision of this Plan or any Option Agreement to the contrary, no Modification shall be made in respect to any Option Right, if such Modification would result in the

     Option Right constituting a deferral of compensation or having an additional deferral feature within the meaning of Prop. Treas. Regs.
     Section 1.409A-1(b)(5)(v)(A).

          ii. Subject to Subjection (j)(iii), a "Modification" for purposes of Subsection (j)(i) shall mean any change in the terms of the Option Right (or change in the terms of the Plan or applicable Option Agreement) that may provide the holder of the Option Right with a direct or indirect reduction in the exercise price of the Option Right, or an additional deferral feature, or an extension or renewal of the Option Right, regardless of whether the holder in fact benefits from the change in terms. An extension of an Option Right refers to the granting to the holder of an additional period of time within which to exercise the Option Right beyond the time originally prescribed. A renewal of an Option Right is the granting by the Company of the same rights or privileges contained in the original Option Right on the same terms and conditions.

          iii. Notwithstanding Subsection (j)(ii), it is not a Modification to change the terms of an Option Right in any of the ways or for any of the purposes specifically described in Prop. Treas. Regs. Section 1.409A-1(b)(v) as not resulting in a modification, extension or renewal of a stock right, or the granting of a new stock right, for purposes of that section.

     (k) Post-Termination Exercises. The Board shall establish and set forth in each Option Agreement that evidences an Option Right whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived by the Board at any time. Notwithstanding the preceding sentence, the Board shall not have the discretion to extend an Option Right to a date beyond the later of (i) the 15th day of the third month following the date at which, or (ii) December 31 of the calendar year in which, the Option Right would otherwise have expired if the Option Right had not been extended, based on the terms of the Option Right at the original Date of Grant, if such extension would result in a Modification of the Option Right prohibited by Subsection (j)(i) above.

     7. ADDITIONAL INCENTIVE STOCK OPTION LIMITATIONS.

     (a) Dollar Limitation. To the extent the aggregate Market Value (determined as of the Date of Grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

     (b) Eligible Employees. Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 7(b), "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 424(e) and 424(f) of the Code.

     (c) Exercisability. An Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to disability, as defined in Section 22(e)(3), such Option must be exercised within one year after such termination. In the case of termination of employment due to the death of the employee, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are guaranteed by statute or contract.

     (d) Taxation of Incentive Stock Options. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Date of Grant of the Incentive Stock Option and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Board may require an Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

     8. APPRECIATION RIGHTS. The Board may from time to time authorize the grant to Participants of Appreciation Rights upon such terms and conditions as it may determine in accordance with the provisions set forth below. Appreciation Rights may be granted either in connection with, or independently of, the grant of any Option Rights, Restricted Shares or Share Units.

     (a) Form of Appreciation Right. An Appreciation Right shall be expressed as the right to receive from the Company consideration with a value equal to the Spread for a specified number of Common Shares between the measurement or base price of a Common Share stated in the Appreciation Right Agreement and the Market Value of a Common Share on the date the Appreciation Right is exercised.

     (b) Appreciation Right Agreement. Each grant of Appreciation Rights will be evidenced by an Appreciation Right Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to and accepted by the Participant, which agreement will describe such Appreciation Rights, state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions as the Board may approve, except that in no event will such Appreciation Right Agreement include any provision prohibited by the express terms of this Plan. The Appreciation Right Agreement shall be consistent with the form of Appreciation Right Agreement adopted by the Board and amended from time to time, for the purpose of granting Appreciation Rights.

     (c) Measurement or Base Price. The measurement or base price used to determine the value of an Appreciation Right at the time an Appreciation Right is exercised will be determined by the Board in its sole discretion at the Date of Grant; provided, however, that such price shall not be and shall never become less than 100% of the Market Value of one Common Share on the Date of Grant.

     (d) Term of Appreciation Rights. The term during which an Appreciation Right may be exercised will be fixed by the Board in its sole discretion at the time such Appreciation Right is granted; provided, however, that in no event will such period exceed ten (10) years from its Date of Grant.

     (e) Exercise of Appreciation Rights. Each grant of an Appreciation Right shall specify the period or periods of continuous service by the Participant with the Company or any subsidiary which is necessary before the Appreciation Right or installments thereof will vest and become exercisable and may provide for the earlier exercise of such Appreciation Right in the event of a Change in Control or other event. To the extent that the Appreciation Right has become exercisable, an Appreciation Right may be exercised, in whole or in part, from time to time by written notice to the Company in accordance with the procedures set forth in the Appreciation Right Agreement.

     (f) Terms of Grant.

          i. Any grant may provide that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          ii. Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board as of the Date of Grant.

     (g) Successive Grants. Successive grants of Appreciation Rights may be made to the same Participant whether or not any Rights, Restricted Shares or Share Units previously granted to such Participant remain outstanding and/or unexercised.

      (h)Modification.

          i. Notwithstanding any provision of this Plan or any Appreciation Right Agreement to the contrary, no Modification shall be made in respect to any Appreciation Right, if such Modification would result in the Appreciation Right constituting a deferral of compensation or having an additional deferral feature within the meaning of Prop. Treas. Regs.
     Section 1.409A-1(b)(5)(v)(A).

          ii. Subject to Subjection (h)(iii), a "Modification" for purposes of Subsection (h)(i) shall mean any change in the terms of the Appreciation Right (or change in the terms of the Plan or applicable Appreciation Right Agreement) that may provide the holder of the Appreciation Right with a direct or indirect reduction in the exercise price of the Appreciation Right, or an additional deferral feature, or an extension or renewal of the Appreciation Right, regardless of whether the holder in fact benefits from the change in terms. An extension of an Appreciation Right refers to the granting to the holder of an additional period of time within which to exercise the Appreciation Right beyond the time originally prescribed. A renewal of an Appreciation Right is the granting by the Company of the same rights or privileges contained in the original Appreciation Right on the same terms and conditions.

          iii. Notwithstanding Subsection (h)(ii), it is not a Modification to change the terms of an Appreciation Right in any of the ways or for any of the purposes specifically described in Prop. Treas. Regs. Section 1.409A-1(b)(v) as not resulting in a modification, extension or renewal of a stock right, or the granting of a new stock right, for purposes of that section.

     (i) Post-Termination Exercise. The Board shall establish and set forth in each Appreciation Right Agreement that evidences an Appreciation Right whether the Appreciation Right will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its subsidiaries, which provisions may be waived by the Board at any time. Notwithstanding the preceding sentence, the Board shall not have the discretion to extend an Appreciation Right to a date beyond the later of (i) the 15th day of the third month following the date at which, or (ii) December 31 of the calendar year in which, the Appreciation Right would otherwise have expired if the Appreciation Right had not been extended, based on the terms of the Appreciation Right at the original Date of Grant, if such extension would result in a Modification of the Appreciation Right prohibited by Subsection (h)(i) above.

     9. RESTRICTED SHARES. The Board may from time to time authorize the transfer or issuance to Participants of Restricted Shares upon such terms and conditions it may determine in accordance with the provisions set forth below. Restricted Shares may be granted either in connection with, or independently of, the grant of any Rights or Share Units.

     (a) Ownership of Restricted Shares. All Restricted Shares transferred or issued to a Participant will be legally and beneficially owned by the Participant from the date of transfer or issuance (entitling such Participant to voting, dividend and other ownership rights), but subject to the risk of forfeiture as provided below, unless and until such shares are forfeited by the Participant in accordance with the Restricted Share Agreement applicable to such Restricted Shares.

     (b) Restricted Share Agreement. Each issuance or transfer of Restricted Shares will be evidenced by a Restricted Share Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to and accepted by the Participant, which agreement will describe such Restricted Shares, state that such Restricted Shares are subject to all the terms and conditions of this Plan and contain such other terms and provisions as the Board may approve, except that in no event will any such Restricted Share Agreement include any provision prohibited by the express terms of the Plan. The Restricted Share Agreement shall be consistent with the form of Restricted Share Agreement adopted by the Board and amended from time to time, for the purpose of issuing Restricted Shares.

     (c) Share Certificates. All certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon have lapsed, together with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering determination by the Board that an event causing the forfeiture of the Restricted Shares has occurred.

     (d) Consideration. Each such issuance or transfer may be made without additional consideration.

     (e) Substantial Risk of Forfeiture, Restrictions and Forfeiture.

          i. The Restricted Share Agreement applicable to each transfer or issuance of Restricted Shares shall specify the period or periods and/or event or events during and/or as a result of which the Restricted Shares will be subject to forfeiture. Such period or periods and/or event or events shall be determined by the Board at the Date of Grant in its sole discretion; provided, however, that the Restricted Share must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code.

          ii. During the period when any Common Shares transferred or issued as Restricted Shares remain subject to a substantial risk of forfeiture, the Participant to whom such Common Shares were transferred or issued may not transfer or otherwise dispose of such Common Shares and any attempt by a Participant to transfer or otherwise dispose of Common Shares that remain subject to a substantial risk of forfeiture will result in the immediate forfeiture of such Common Shares.

          iii. In the event that any Restricted Shares are forfeited pursuant to Subsection (ii) above or the provisions of the applicable Restricted Share Agreement, the Company may cancel, reacquire or otherwise transfer the forfeited Common Shares without payment of any consideration to the Participant with respect to such forfeited Common Shares. In the event that the Company is, at the time a forfeiture occurs, holding a certificate representing both Common Shares that have been forfeited and Common Shares as to which the risk of forfeiture has lapsed, the Company shall issue a new certificate in the name of the Participant representing the number of Common Shares as to which the risk of forfeiture has lapsed as soon a practicable following the event of forfeiture.

     (f) Dividends. Subject to Section 15(h) of the Plan, the Compensation Committee may, in its sole discretion, provide that dividends shall be payable on Restricted Shares granted under this Plan. Any such dividends shall be payable in cash, unless otherwise provided for under the applicable Restricted Share Agreement. Cash dividends on Restricted Shares that are the subject of a Restricted Share Agreement shall be automatically reinvested in additional Restricted Shares. Any cash dividend so reinvested shall vest and shall be distributed at the same time as the Restricted Shares to which it relates.

     (g) Successive Grants. Successive Grants of Restricted Shares may be made to the same Participant whether or not any Rights, Restricted Shares or Share Units previously granted to such Participant remain outstanding and/or unexercised.

     10. SHARE UNITS. The Board may from time to time authorize the issuance to Participants of Share Units upon such terms and conditions it may determine in accordance with the provisions set forth below. Share Units may be granted either in connection with, or independently of, the grant of any Rights or Restricted Shares. Share Units that are granted pursuant to Subsection (c) below are referred to hereinafter as "Restricted Share Units." Share Units that are granted pursuant to Subsection (d) below are referred to hereinafter as "Deferred Share Units."

     (a) No Ownership Rights; Nontransferability. Except as provided in Subsection (f) below, Share Units shall not confer upon Participants any of the rights associated with ownership of Common Shares, including, without limitation, the right to vote or to receive dividends. Share Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated, or otherwise encumbered. Any attempt by a Participant to transfer or otherwise dispose of Share Units shall be void and of no effect.

     (b) Share Unit Agreement. Each issuance or transfer of Share Units will be evidenced by a Share Unit Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to and accepted by the Participant, which agreement will describe such Share Units, state that such Share Units are subject to all the terms and conditions of this Plan and contain such other terms and provisions as the Board may approve, except that in no event will any such Share Unit Agreement include any provision prohibited by the express terms of the Plan. The Share Unit Agreement shall be consistent with the form of Share Unit Agreement adopted by the Board and amended from time to time, for the purpose of issuing Share Units.

     (c) Discretionary Grants.

          i. General. A Participant, other than a Non-Employee Director who shall receive Deferred Share Unit grants exclusively pursuant to Section 10(d) hereof, may be granted one or more Restricted Share Units under the Plan, and such Restricted Share Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as are determined by the Board in its sole discretion.

          ii. Terms. The Share Unit Agreement applicable to each transfer or issuance of Restricted Share Units under this Section 10(c) shall specify both (A) the number of Restricted Share Units included in the grant; and (B) the period(s) and/or event(s) during and/or as a result of which the Restricted Share Units will be subject to a substantial risk of forfeiture (as defined in Prop. Treas. Regs. Section 1.409A-1(d)), to be determined in each case by the Board in its sole discretion.

          iii. Payment. Restricted Share Units granted under this Section 10(c) that have not been forfeited pursuant to the terms of a Share Unit Agreement shall be paid in an equal number of Common Shares, unless otherwise provided under the terms of the Share Unit Agreement, on the date on which the Share Units are no longer subject to a substantial risk of forfeiture (the "Vesting Date"). If payment of Restricted Share Units on the Vesting Date is administratively impracticable, payment shall occur as soon as administratively practicable thereafter, but in any event no later than March 15 of the year following the year in which the Vesting Date occurs.

     (d) Formula Grants.

          i. Deferred Share Unit Awards. A number of Deferred Share Units to be calculated in accordance with Subsection (ii) below (the "Initial DSU Grant") shall be automatically awarded to each Non-Employee Director on the initial date that each such Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or is appointed to the Board (the "Initial DSU Grant Payment Date"). In addition, on the first business day of the first month following the date of each annual meeting of Stockholders held for the purpose of electing Directors (the "Annual DSU Grant Payment Date"), a number of Deferred Share Units to be calculated in accordance with Subsection (ii) below (the "Annual DSU Grant") shall be automatically granted to each Non-Employee Director serving as a member of the Board on such date, provided that, if a Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or is first appointed to the Board within the calendar month prior to, or in which occurs, the Annual DSU Grant Payment Date for such year, such Non-Employee Director shall not be entitled to receive the Annual DSU Grant during the year in which such Non-Employee Director was initially elected as a member of or appointed to the Board.

          ii. Calculation of Deferred Share Unit Awards. The amount of each Initial DSU Grant and each Annual DSU Grant shall be determined by the following formula:

                                              A
Initial DSU Grant/Annual DSU Grant     =     ---
                                              B

              Where:

              A = $30,000, and

              B = the Market Value of a single Common Share on the Initial DSU
                  Grant Payment Date or the Annual DSU Grant Payment Date, as applicable.

     No fractional Deferred Share Unit shall be awarded; rather, any fractional Deferred Share Unit that results from the calculation described in the preceding formula shall be rounded up to a single whole unit.

          iii. Nonforfeitability; Exceptions. Except as otherwise provided in this Subsection (iii), each Deferred Share Unit granted pursuant to this
     Section 10(d) shall vest in full immediately upon the Date of Grant and shall be nonforfeitable. Notwithstanding the preceding sentence, any outstanding Deferred Share Units granted to a Non-Employee Director shall be forfeited immediately if and when (i) the Non-Employee Director is dismissed from the Board for Cause (as defined below); or (ii) within six months after the Non-Employee Director's separation from service with the Company, the Non-Employee Director acts or refuses to act in such a way as would have resulted in the Non-Employee Director's dismissal from the Board for Cause, had the Non-Employee Director continued in service with the Company. "Cause," for purposes of this Subsection (iii), means any willful act or refusal to act by the Non-Employee Director that is inimical, contrary or harmful to the interests of the Company, as determined by the Board in its sole discretion, including, but not limited to, (A) any act or refusal to act related to the Non-Employee Director's service with the Company that gives rise or may give rise to a criminal indictment or civil liabilities; (B) violation of the Company's policies; or (C) disclosure or misuse of any confidential information or materials regarding the Company or any trade secrets belonging to the Company.

          iv. Payment. Deferred Share Units granted under this Section 10(d) shall be paid in an equal number of Common Shares, unless otherwise provided under the terms of the Share Unit Agreement, solely in the following manner: (A) fifty percent (50%) of the Deferred Share Units shall be paid to the Non-Employee Director on the date on which the Non-Employee Director separates from service with the Company; (B) the remaining fifty percent (50%) of the Deferred Share Units shall be paid to the Non-Employee Director on the date which is six months after the date on which the Non-Employee Director separates from service with the Company. If payment on either of these dates is administratively impracticable, the payment shall be made as soon as administratively practicable thereafter, but in any event no later than the last day of the calendar year in which the payment otherwise would have occurred. "Separates from service" for purposes of this Subsection (iv) is intended to have the same meaning as defined under Prop. Treas. Regs. Section 1.409A-1(h)(2)(i).

          v. No Acceleration. Notwithstanding any other provision of this Plan or any Share Unit Agreement to the contrary, the timing or schedule of any payment of Deferred Share Units granted under this Section 10(d) shall not be accelerated for any reason, and the Board shall not have the discretion to authorize the acceleration of any such payment for any reason, except as specifically permitted under Prop. Treas. Regs. Section 1.409A-3(h)(2).

     (e) Consideration. Each issuance or transfer of Shares Units may be made without additional consideration.

     (f) Dividend Equivalents. Subject to Section 15(h) of the Plan, the Compensation Committee may, in its sole discretion, provide that dividend equivalents shall be payable on Share Units granted under this Plan. Any such dividend equivalents shall be payable in cash, unless otherwise provided for under the applicable Share Unit Agreement. Cash dividend equivalents on Share Units that are the subject of a Share Unit Agreement shall be automatically credited in the form of additional Share Units. Any cash dividend equivalent so credited shall vest and shall be distributed at the same time as the Share Units to which it relates.

     (g) Successive Grants. Successive Grants of Share Units may be made to the same Participant whether or not any Restricted Shares or Rights previously granted to such Participant remain outstanding and/or unexercised.

     11. TRANSFERABILITY.

     (a) No Right, Restricted Share or Share Unit granted under this Plan will be transferable by a Participant other than by will or the laws of descent and distribution, except, in the case of an Option Right granted to an Optionee who is not a Director or officer of the Company, to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Rights will be exercisable during a Participant's life only by him or by his guardian or legal representative. The Board may impose additional restrictions on transfer as well.

     (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Rights, (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 9(e), or (iii) issuable in connection with a vesting or payment event described in Section 10, will be subject to further restrictions on transfer.

     12. FRACTIONAL SHARES. The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions and for the settlement of fractions in cash.

     13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local, or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of a portion of such benefit.

     14. CANCELLATIONS, SUSPENSION AND AMENDMENT.

     (a) Cancellation and Suspension. The Board, in its sole discretion may cancel or suspend this Plan; provided, however, that no such cancellation or suspension shall effect the continuation or validity of any Right, Restricted Share or Share Unit arising pursuant to this Plan prior to such cancellation or suspension.

     (b) Amendments. Subject to the limitations set forth below, this Plan may be amended as follows:

          i. Except for Material Amendments (as defined in Section 14(d) below), the Board, in its sole discretion, may amend this Plan in such respects as the Board deems advisable.

          ii. With respect to Material Amendments, such amendments must first be adopted by the Board and then submitted for approval by the Company's Stockholders in accordance with all applicable laws, regulations and rules. No Material Amendment will be effective without, or prior to obtaining, stockholder approval.

     (c) Prohibited Amendments.  Notwithstanding the provisions of Subsection
(b) above, no amendment to this Plan will be effective if (i) such Amendment would cause Rule 16b-3 to become inapplicable to the Plan during any period which the Company has any class of equity securities registered pursuant to
Section 13 or 15 of the Exchange Act, or (ii) would cause the operation or terms of the Plan to violate Section 409A of the Code with respect to any Participant.

     (d) Definition of Material Amendment. For purposes of this Section, the term "Material Amendment" shall mean any material modification of the terms of the Plan, including without limitation (i) any increase in the number of shares to be issued under the Plan (other than as authorized by Section 4(c) hereof);
(ii) any material increase in the benefits to Participants, including any change in the Plan to (A) permit a repricing (or decrease in exercise price) of outstanding Rights, (B) reduce the price at which Rights, Restricted Shares or Share Units may be offered or (C) extend the duration of the Plan; (iii) any modification of the class of Participants eligible to participate in the Plan,
(iv) any expansion in the types of awards provided under the Plan and (v) any other amendment that would qualify as a "material amendment" under the Nasdaq National Market listing standards, as amended from time to time.

     (e) Death, Disability or Retirement. In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds a Right not immediately exercisable in full or any Restricted Shares or Share Units as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 11(b), the Board may take such action as it deems equitable in the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any other limitation or requirement under any such award. Notwithstanding the preceding sentence, the Board shall not take any action under this Subsection (e) that would cause an arrangement under which Rights, Restricted Shares or Share Units are granted to Participants to violate Code Section 409A with respect to any Participant.

     15. MISCELLANEOUS.

     (a) Continued Employment or Service. This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

     (b) Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval will be construed as creating any limitations on the power of authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

     (c) Severability. To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right, but will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

     (d) Governing Law. This Plan will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. If any provision of this Plan is held to be invalid or unenforceable, no other provision of this Plan will be affected thereby.

     (e) Compliance with Laws. The Plan is intended to conform to the extent necessary with Code, the Securities Act, the Exchange Act, all rules and regulations promulgated by the Securities and Exchange Commission pursuant to the Securities Act and the Exchange Act, and the listing standards of the Nasdaq National Market. The Plan will be administered, and the awards granted and exercised, only in such a manner as to conform to these laws, rules and regulations. Any Common Shares delivered under the Plan shall be subject to such restrictions, and the participant acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company deems necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and the awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     (f) Code Section 409A. It is intended both that (i) any Rights granted pursuant to Sections 6 and 8, any Restricted Shares granted pursuant to Section 9, and any Share Units that are subject to a substantial risk of forfeiture on the Date of Grant granted pursuant to Section 10, shall not constitute a "deferral of compensation" within the meaning of Code Section 409A; and that
(ii) the arrangement under which Share Units are granted pursuant to Section 10 to Non-Employee Directors that are vested and nonforfeitable on the Date of Grant satisfy the requirements of Code Sections 409A(a)(2) through (a)(4) in all material respects. This Plan shall be interpreted for all purposes and operated to the extent necessary in order to comply with the intent expressed in this paragraph.

     (g) Effective Date. The effective date of the 2002 Equity Incentive Plan (the "Original Plan") was January 1, 2002 (the "Original Plan Effective Date"). The effective date of the Amended and Restated 2002 Equity Incentive Plan (the "Amended and Restated Plan") was October 28, 2004 (the "Amended and Restated Plan Effective Date"). The Original Plan Effective Date and the Amended and Restated Plan Effective Date apply to any Rights, Restricted Shares or Share Units issued and outstanding pursuant to the Original Plan and the Amended and Restated Plan, respectively, prior to the adoption of this Plan. This Plan shall be effective only upon the approval by the Company's Stockholders in accordance with all applicable laws, regulations and rules. Subject to the foregoing condition, Rights, Restricted Shares and Share Units may be granted pursuant to this Plan from time to time within the period commencing upon adoption of this Plan by the Company's Stockholders and ending ten (10) years after the adoption of this Plan by the Company's Stockholders. A failure of the Company's Stockholders to approve this Plan shall not affect any Rights, Restricted Shares or Share Units previously issued under the Original Plan or the Amended and Restated Plan.

     (h) Limitation on Dividends and Dividend Equivalents. The reinvestment of cash dividends in additional Restricted Shares, and the crediting of dividend equivalents or interest equivalents (if such interest equivalents are payable in Common Shares when distributed) on Share Units, shall only be permissible if sufficient Common Shares are available under Section 4 (taking into account then outstanding Rights, Restricted Shares, and Share Units).

     (i) References to Proposed Regulations. All references to proposed Treasury regulations in this Plan and in any Option Agreement, Appreciation Right Agreement, Restricted Share Agreement or Share Unit Agreement entered into hereunder shall be construed to incorporate any changes or modifications to such regulations when issued in final form.

PROXY - SPSS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 27, 2006

The undersigned stockholder of SPSS Inc. ("SPSS") hereby appoints Jack Noonan and Raymond H. Panza proxies, with full authority, which may be exercised by either one or both of them, with power of substitution, to vote all shares of Common Stock of SPSS which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SPSS to be held at the offices of SPSS, 233 South Wacker Drive, Chicago, Illinois, at 10:00 a.m. (local time) on April 27, 2006 (the "Annual Meeting"), and at any adjournment or postponement thereof as follows:

A. as directed herein with respect to each of the proposals identified on the reverse side hereof; and

B. in their discretion with respect to any other business that may properly come before the Annual Meeting.

By delivery of this proxy, the undersigned stockholder hereby revokes all proxies previously given by the undersigned with respect to the shares of Common Stock covered hereby.

              A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE
          RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND
             DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                             YOUR VOTE IS IMPORTANT

                  (Continued and to be signed on reverse side.)

ANNUAL MEETING PROXY CARD

A.    ELECTION OF DIRECTORS

      1. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES.

                                             FOR           WITHHOLD
            01-Jack Noonan                   [ ]              [ ]
            02-Michael Blair                 [ ]              [ ]

B.    ISSUES

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

                                        PROPOSAL                                  FOR       AGAINST       ABSTAIN
                                        --------

2.    Approval of the Second Amended and Restated 2002 Equity Incentive Plan.     [ ]         [ ]           [ ]
3.    Ratification of the Appointment of Grant Thornton LLP as Independent
      Auditors of SPSS for fiscal year 2006.                                      [ ]         [ ]           [ ]

[ ]   Mark this box with an "X" if you plan to attend the Annual Meeting.

[ ]   Mark this box with an "X" to indicate a change of name or address.

      New Name/Address: ___________________________
                        ___________________________
                        ___________________________
                        ___________________________

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

C. AUTHORIZED SIGNATURES -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears hereon. Joint owners should each sign personally. If stockholder is a corporation, please sign full corporate name by the President or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. Executors, trustees, officers, etc., should indicate their titles when signing.

Signature 1- Please keep signature within box   Signature 2 - Please keep signature within box   Date (mm/dd/yyyy)

---------------------------------------------   ----------------------------------------------   -----------------